As filed with the Securities and Exchange Commission on January 7, 2019
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-21167
NEUBERGER BERMAN CALIFORNIA MUNICIPAL FUND INC.
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman California Municipal Fund Inc.
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: October 31, 2018
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary,

Securities and Exchange Commission, 100 F Street, NE,  Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.
Following is a copy of the annual report transmitted to stockholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman Municipal Closed-End Funds Neuberger Berman California Municipal Fund Inc. Neuberger Berman Municipal Fund Inc. Neuberger Berman New York Municipal Fund Inc.

Annual Report

October 31, 2018

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund’s annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website www.nb.com/CEFliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

Beginning on January 1, 2019, you may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

President’s Letter	1

PORTFOLIO COMMENTARIES	2

SCHEDULES OF INVESTMENTS
California Municipal Fund Inc.	6
Municipal Fund Inc.	12
New York Municipal Fund Inc.	23

FINANCIAL STATEMENTS	29

FINANCIAL HIGHLIGHTS/PER SHARE DATA
California Municipal Fund Inc.	41
Municipal Fund Inc.	42
New York Municipal Fund Inc.	43

Report of Independent Registered Public Accounting Firm	46
Distribution Reinvestment Plan for each Fund	47
Directory	50
Directors and Officers	51
Proxy Voting Policies and Procedures	61
Quarterly Portfolio Schedule	61
Notice to Stockholders	62
Report of Votes of Stockholders	63
Board Consideration of the Management Agreements	64

The “Neuberger Berman” name and logo and “Neuberger Berman Investment Advisers LLC” name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC. ©2018 Neuberger Berman Investment Advisers LLC. All rights reserved.

President’s Letter

Dear Stockholder,

I am pleased to present this annual report for Neuberger Berman California Municipal Fund Inc. (NBW), Neuberger Berman Municipal Fund Inc. (NBH) and Neuberger Berman New York Municipal Fund Inc. (NBO and, together with NBW and NBH, the Funds) for the 12 months ended October 31, 2018. The report includes portfolio commentaries, listings of the Funds’ investments and their audited financial statements for the reporting period.

Each Fund’s investment objective is to provide a high level of current income exempt from federal income tax and, for the state-specific Funds, NBW seeks to provide income that is also exempt from California’s personal income taxes and NBO seeks to provide income that is also exempt from New York State and New York City personal income tax.

We maintain a conservative investment philosophy and disciplined investment process in an effort to provide you with tax-exempt current income over the long term with less volatility and risk.

On April 16, 2018, NBH decreased its monthly distribution rate to $0.06244 per share of common stock from the prior monthly distribution rate of $0.0675 per share. NBW decreased its monthly distribution rate to $0.04480 per share of common stock from the prior monthly distribution rate of $0.0512 per share. NBO decreased its monthly distribution rate to $0.03933 per share of common stock from the prior monthly distribution rate of $0.0437 per share. The Funds’ decrease in distribution rates was the result of numerous factors, including the current level of yields available in the municipal market and the corresponding impact on the Funds’ levels of earnings, expected increased costs of leverage associated with forecasted interest-rate hikes and the amount of available undistributed net investment income or, with respect to NBW and NBO, the lack thereof.

On June 28, 2018, each Fund’s Board of Directors (each a “Board”) approved certain changes to the Fund’s name and investment policies, which became effective on August 28, 2018. The changes did not alter any Fund’s investment objective. Each Board approved an amended policy allowing its Fund flexibility to invest in municipal obligations without maturity and duration limitations as well as to increase the percentage of lower rated securities from 20% to 30% of each Fund’s total assets. Neuberger Berman and each Fund’s Board believe the changes will allow the portfolio managers to better manage each Fund’s portfolio in pursuit of its investment objective. To reflect this investment policy change, the Board of each Fund also approved changing the name of each Fund by removing the word “Intermediate” from the Fund’s name. The Funds continue to trade on the NYSE American under their existing ticker symbols.

Thank you for your confidence in the Funds. We will continue to do our best to retain your trust in the years to come.

Sincerely,

Joseph V. Amato
President and CEO
Neuberger Berman California Municipal Fund Inc.
Neuberger Berman Municipal Fund Inc.
Neuberger Berman New York Municipal Fund Inc.

1

Neuberger Berman Municipal Closed-End Funds Portfolio Commentaries (Unaudited)

For the 12 month reporting period ended October 31, 2018, on a net asset value (NAV) basis, Neuberger Berman California Municipal Fund Inc., Neuberger Berman Municipal Fund Inc. and Neuberger Berman New York Municipal Fund Inc. (each a Fund and together, the Funds) generated a -1.59%, -0.85% and -1.69% total return, respectively, whereas the Bloomberg Barclays 10-Year Municipal Bond Index (the Index) generated a -0.93% total return for the same period. (Fund performance on a market basis is provided in the table immediately following this commentary.) The use of leverage (typically a performance enhancer in up markets and a detractor during market retreats) detracted from each Fund’s performance given the negative price return for the municipal market during the reporting period.

The investment grade municipal bond market posted a negative absolute return, but outperformed the taxable bond market on a relative basis during the reporting period. Both short- and long-term U.S. yields moved higher over the period. As telegraphed, the U.S. Federal Reserve (Fed) raised interest rates on four occasions over the reporting period. The Fed also continued to shrink its balance sheet and reported that it plans to further tighten monetary policy in 2019 (although more recent statements by Fed officials have suggested a less aggressive approach). Municipal securities were supported by overall positive fundamentals as well as solid investor demand, at times, and moderating new supply. All told, the Bloomberg Barclays Municipal Bond Index returned -0.51% for the 12 months ended October 31, 2018, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, returned -2.05%.

The Funds’ yield curve positioning contributed to performance as the curve flattened over the reporting period. The Funds maintained a generally lower rated portfolio relative to that of the Index as the Funds sought to generate additional yield. This was positive for results given the relative outperformance of lower quality bonds. From a sector perspective, an overweight to revenue bonds added to results as they largely outperformed general obligation bonds. On the downside, several of the Funds’ project finance-oriented holdings experienced idiosyncratic risks that caused them to generate weak results.

There were a number of adjustments made to the Funds’ portfolios during the reporting period in conjunction with the Funds’ investment policy changes that became effective on August 28, 2018. In particular, we modestly extended the Funds’ duration. We also selectively added to the Funds’ allocation to lower rated securities to take advantage of what we felt were attractive opportunities in that portion of the municipal bond market.

As the current economic expansion in the U.S. extends into its tenth year, interest in pinpointing its end date continues to grow. We believe that tax reform enacted earlier this year has increased the probability that the economic expansion in the U.S. cycle will soldier on for at least a few more quarters. With regard to the municipal bond market, technicals continue to look promising for the fourth quarter of 2018, in our opinion. Municipal securities remain an attractive relative value proposition, in our view, when compared to equivalently rated taxable fixed income alternatives on an after-tax basis. Significantly reduced primary market activity should help maintain a firm bid for municipal securities and we see no reason at this time for retail demand to wane. We continue to closely monitor the primary and secondary markets in search of attractive buying opportunities for our investors.

Sincerely,

James L. Iselin and S. Blake Miller
Portfolio Co-Managers

The portfolio composition, industries and holdings of each Fund are subject to change without notice.

The opinions expressed are those of the Funds’ portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The value of securities owned by a Fund, as well as the market value of shares of the Fund’s common stock, may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional, national or global political, social or economic instability; regulatory or legislative developments; price and interest rate fluctuations, including those resulting from changes in central bank policies; and changes in investor sentiment.

2

TICKER SYMBOLS
California Municipal Fund Inc.	NBW
Municipal Fund Inc.	NBH
New York Municipal Fund Inc.	NBO

CALIFORNIA MUNICIPAL
FUND INC. PORTFOLIO
BY STATE AND TERRITORY
(as a % of Total Investments*)
American Samoa	0.4%
California	87.9
Florida	0.4
Georgia	0.4
Guam	1.6
Illinois	1.3
Louisiana	0.4
Nevada	0.7
New Jersey	0.6
New York	0.5
North Carolina	0.5
Ohio	1.8
Pennsylvania	1.6
Puerto Rico	0.8
Tennessee	0.4
Texas	0.2
Virgin Islands	0.5
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

NEW YORK MUNICIPAL
FUND INC. PORTFOLIO
BY STATE AND TERRITORY
(as a % of Total Investments*)
American Samoa	0.4%
California	3.9
Georgia	0.4
Guam	1.9
Illinois	0.9
Louisiana	0.5
Nevada	0.9
New York	86.3
Ohio	0.4
Pennsylvania	1.9
Texas	0.3
Virgin Islands	0.6
Other	1.6
Total	100.0%

*	Does not include the impact of the Fund’s open positions in derivatives, if any.
PERFORMANCE HIGHLIGHTS[1]
		Average Annual Total Return
	Inception	Ended 10/31/2018
At NAV[2]	Date	1 Year	5 Years	10 Years	Life of Fund
California Municipal Fund Inc.	09/24/2002	-1.59%	4.87%	6.40%	5.34%
Municipal Fund Inc.	09/24/2002	-0.85%	5.74%	6.94%	5.76%
New York Municipal Fund Inc.	09/24/2002	-1.69%	4.19%	5.69%	4.83%
At Market Price[3]
California Municipal Fund Inc.	09/24/2002	-9.23%	1.63%	6.61%	3.93%
Municipal Fund Inc.	09/24/2002	-10.54%	3.45%	7.23%	4.54%
New York Municipal Fund Inc.	09/24/2002	-6.68%	1.68%	5.78%	3.39%
Index
Bloomberg Barclays 10-Year
Municipal Bond Index[4]		-0.93%	3.14%	4.94%	4.24%

Closed-end funds, unlike open-end funds, are not continually offered. Generally, there is an initial public offering and, once issued, shares of common stock of closed-end funds are sold in the secondary market on a stock exchange.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For more current performance data, please visit www.nb.com/cef-performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a stockholder would pay on Fund distributions or on the sale of shares of a Fund’s common stock.

The investment return and market price will fluctuate and shares of a Fund’s common stock may trade at prices above or below NAV. Shares of a Fund’s common stock, when sold, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC (“Management”) had not waived a portion of its investment management fees during certain of the periods shown. The waived fees are from prior years that are no longer disclosed in the Financial Highlights.

MUNICIPAL FUND INC. PORTFOLIO BY STATE AND TERRITORY
(as a % of Total Investments*)
Alabama	0.4%	Missouri	0.5
Alaska	0.0	Nevada	1.3
American Samoa	0.4	New Hampshire	0.3
Arizona	1.8	New Jersey	4.2
California	21.2	New Mexico	0.3
Colorado	3.1	New York	7.8
Connecticut	0.2	North Carolina	2.3
District of Columbia	1.7	Ohio	2.4
Florida	4.9	Oklahoma	0.7
Georgia	0.6	Oregon	0.1
Guam	1.1	Pennsylvania	3.8
Hawaii	1.6	South Carolina	0.5
Illinois	14.2	Tennessee	1.2
Indiana	1.8	Texas	4.1
Iowa	0.4	Utah	1.9
Kentucky	0.6	Vermont	1.8
Louisiana	1.3	Virginia	0.2
Massachusetts	2.4	Washington	2.4
Michigan	1.2	Wisconsin	3.8
Minnesota	0.6	Total	100.0%
Mississippi	0.9

*	Does not include the impact of the Fund’s open positions in derivatives, if any.

3

Endnotes

1	A portion of each Fund’s income may be a tax preference item for purposes of the federal alternative minimum tax for certain stockholders.

2	Returns based on the NAV of each Fund.

3	Returns based on the market price of shares of each Fund’s common stock on the NYSE American.

4	Please see “Description of Index” on page 5 for a description of the index.

For more complete information on any of the Neuberger Berman Municipal Closed-End Funds, call Neuberger Berman Investment Advisers LLC at (800) 877-9700, or visit our website at www.nb.com.

4

Description of Index

Bloomberg Barclays 10-Year Municipal Bond Index:	The index is the 10-year (8-12 years to maturity) component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt bond market and has four main sectors: state and local general obligation bonds, revenue bonds, insured bonds and prerefunded bonds.

Please note that the index does not take into account any fees and expenses or any tax consequences of investing in the individual securities that it tracks and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by Management and include reinvestment of all income dividends and other distributions, if any. Each Fund may invest in securities not included in the above described index and generally does not invest in all securities included in the index.

5

Schedule of Investments California Municipal Fund Inc.(a) October 31, 2018

PRINCIPAL AMOUNT		Value

(000’s omitted)		(000’s omitted)

Municipal Notes 173.7%

American Samoa 0.7%
$600	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/29	$575

California 152.8%
1,000	Bay Area Toll Au. Toll Bridge Rev., Ser. 2013-S-4, 5.00%, due 4/1/27 Pre-Refunded 4/1/23	1,124
1,500	Bay Area Toll Au. Toll Bridge Rev. (San Francisco Bay Area), Ser. 2012, 5.00%, due 4/1/21	1,611
	California Ed. Facs. Au. Ref. Rev. (Univ. of Redlands)
250	Ser. 2016-A, 5.00%, due 10/1/28	285
260	Ser. 2016-A, 3.00%, due 10/1/29	247
400	Ser. 2016-A, 3.00%, due 10/1/30	374
1,000	California Ed. Facs. Au. Rev. (Green Bond- Loyola Marymount Univ.), Ser. 2018-B, 5.00%, due 10/1/48	1,104	(b)
1,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A, 5.00%, due 11/15/26	1,083
1,000	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Lease Rev. (King City Joint Union High Sch.	1,037
	Dist. Fin.), Ser. 2010, 5.13%, due 8/15/24
1,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.), Ser. 2014, 5.63%,	1,003	(c)(d)
	due 7/1/44
500	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.), Ser. 2014, 5.13%,	500
	due 7/1/29
255	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.), Ser. 2015-A, 4.50%,	257
	due 10/1/25
1,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%,	1,048	(c)
	due 7/1/31
500	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/30	543	(c)
	California Muni. Fin. Au. Rev. (Biola Univ.)
375	Ser. 2013, 4.00%, due 10/1/25	394
410	Ser. 2013, 4.00%, due 10/1/26	428
455	Ser. 2013, 4.00%, due 10/1/27	473
600	California Muni. Fin. Au. Rev. (Southwestern Law Sch.), Ser. 2011, 6.00%, due 11/1/26	658
	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group)
605	Ser. 2014-A, 4.00%, due 1/1/27	609
630	Ser. 2014-A, 4.00%, due 1/1/28	631
330	Ser. 2014-A, 4.00%, due 1/1/29	328
400	California Sch. Fac. Fin. Au. Rev. (Alliance College - Ready Pub. Sch. Proj.), Ser. 2015-A, 5.00%,	428	(c)
	due 7/1/30
1,500	California Sch. Fac. Fin. Au. Rev. (Green Dot Pub. Sch. Proj.), Ser. 2018-A, 5.00%, due 8/1/48	1,583	(c)
	California Sch. Fac. Fin. Au. Rev. (KIPP LA Proj.)
400	Ser. 2017-A, 4.00%, due 7/1/23	422	(c)
400	Ser. 2014-A, 4.13%, due 7/1/24	413
375	Ser. 2017-A, 5.00%, due 7/1/25	421	(c)
130	Ser. 2017-A, 5.00%, due 7/1/27	147	(c)
2,195	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 3.00%, due 6/1/29	2,049
	California St. Dept. of Wtr. Res. Ctr. Valley Proj. Rev. (Wtr. Sys.)
15	Ser. 2012-AN, 5.00%, due 12/1/21	16
540	Ser. 2012-AN, 5.00%, due 12/1/21	590
	California St. Dept. of Wtr. Res. Pwr. Supply Rev.
1,240	Ser. 2010-L, 5.00%, due 5/1/22 Pre-Refunded 5/1/20	1,298
760	Ser. 2010-L, 5.00%, due 5/1/22	794
1,500	California St. G.O., Ser. 2012, 5.00%, due 2/1/27	1,629	(e)
1,000	California St. Infrastructure & Econ. Dev. Bank Rev. (Goodwill Industries of Sacramento Valley & No.	947	(c)(d)
	Proj.), Ser. 2016-A, 5.00%, due 1/1/36
2,000	California St. Poll. Ctrl. Fin. Au. Rev. (San Jose Wtr. Co. Proj.), Ser. 2016, 4.75%, due 11/1/46	2,091
730	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerage Redak Svcs. So. California LLC	699	(c)(d)
	Proj.), Ser. 2016, 7.00%, due 12/1/27
2,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/27	2,115	(c)
1,095	California St. Pub. Works Board Lease Rev. (California Comm. Colleges), Ser. 2004-B, 5.50%,	1,098
	due 6/1/20

See Notes to Financial Statements	6

Schedule of Investments California Municipal Fund Inc.(a) (Cont'd)

PRINCIPAL AMOUNT		Value

(000’s omitted)		(000’s omitted)

$415	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016,	$415	(c)
	4.50%, due 6/1/31
400	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Edu.), Ser. 2016-A, 5.00%, due 6/1/31	412	(c)
520	California St. Sch. Fin. Au. Ed. Facs. Rev. (Partnerships Uplifts Comm. Valley Proj.), Ser. 2014-A,	536	(c)
	5.35%, due 8/1/24
1,000	California St. Var. Purp. G.O., Ser. 2012, 4.00%, due 9/1/21	1,054
720	California Statewide CDA Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured),	800
	5.00%, due 10/1/26
500	California Statewide CDA Rev. (Loma Linda Univ. Med. Ctr.), Ser. 2018-A, 5.50%, due 12/1/58	525	(c)
700	California Statewide CDA Rev. (Redwoods Proj.), Ser. 2013, 5.00%, due 11/15/28	775	(e)
285	California Statewide CDA Rev. (Sr. Living So. California Presbyterian Homes), Ser. 2009, 6.25%,	292	(c)
	due 11/15/19
600	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/36	638	(c)
1,500	California Statewide CDA Rev. Ref. (Loma Linda Univ. Med. Ctr.), Ser. 2014-A, 5.25%, due 12/1/29	1,604
1,500	California Statewide CDA Rev. Ref. (Redlands Comm. Hosp.), Ser. 2016, 4.00%, due 10/1/41	1,443
1,200	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. #2007-01 Orinda Wilder Proj.),	1,285
	Ser. 2015, 4.50%, due 9/1/25
2,055	California Statewide CDA Std. Hsg. Rev. (Univ. of Irvin Campus Apts. Phase IV), Ser. 2017-A, 5.00%,	2,286
	due 5/15/32
500	California Statewide CDA Std. Hsg. Rev. Ref. (Baptist University), Ser. 2017-A, 5.00%, due 11/1/32	549	(c)
2,000	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured),	2,304
	5.00%, due 8/1/31
	Corona Norco Unified Sch. Dist. Pub. Fin. Au. Sr. Lien Rev.
350	Ser. 2013-A, 5.00%, due 9/1/26	384
560	Ser. 2013-A, 5.00%, due 9/1/27	612
1,365	Daly City Hsg. Dev. Fin. Agcy. Rev. Ref. (Franciscan Mobile Home Park), Ser. 2007-A, 5.00%,	1,368
	due 12/15/21
2,000	Davis Joint Unified Sch. Dist. Cert. of Participation (Yolo Co.), Ser. 2014, (BAM Insured), 4.00%,	2,147
	due 8/1/24
4,000	Deutsche Bank Spears/Lifers Trust Rev. (Floaters) (Deutsche Bank AG), Ser. 2017-7007, 2.10%,	4,000	(c)(f)
	due 3/1/42
3,800	Deutsche Bank Spears/Lifers Trust Rev. (Starwood Comm. Dev. Au.), Ser. 2017-DBE-7006,	3,800	(c)(f)
	(LOC: Deutsche Bank AG), 2.10%, due 4/1/52
1,250	Emeryville Redev. Agcy. Successor Agcy. Tax Allocation Ref. Rev., Ser. 2014-A, (AGM Insured), 5.00%,	1,425
	due 9/1/25
	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref.
2,000	Ser. 2018-A-1, 5.00%, due 6/1/47	1,947
4,000	Ser. 2018-A-2, 5.00%, due 6/1/47	3,895
1,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured),	1,272
	6.75%, due 8/1/40 Pre-Refunded 8/1/25
1,000	Inglewood Unified Sch. Dist. Facs. Fin. Au. Rev., Ser. 2007, (AGM Insured), 5.25%, due 10/15/26	1,129
	Irvine Spec. Tax (Comm. Facs. Dist. Number 2005-2)
150	Ser. 2013, 4.00%, due 9/1/23	161
300	Ser. 2013, 4.00%, due 9/1/24	318
450	Ser. 2013, 4.00%, due 9/1/25	473
645	Ser. 2013, 3.50%, due 9/1/26	659
690	Ser. 2013, 3.63%, due 9/1/27	705
350	Irvine Unified Sch. Dist. Spec. Tax (Comm. Facs. Dist. # 09-1), (LOC: U.S. Bank N.A.), Ser. 2014,	350	(f)
	1.23%, due 9/1/54
680	Jurupa Pub. Fin. Auth. Spec. Tax Rev., Ser. 2014-A, 5.00%, due 9/1/24	771
	La Verne Cert. of Participation (Brethren Hillcrest Homes)
315	Ser. 2014, 5.00%, due 5/15/26	334
500	Ser. 2014, 5.00%, due 5/15/29	522
1,105	Lodi Pub. Fin. Au. Lease Rev., Ser. 2012, 5.25%, due 10/1/26	1,188
2,000	Los Angeles Muni. Imp. Corp. Lease Ref. Rev. (Real Property), Ser. 2012-C, 5.00%, due 3/1/27	2,169
500	Los Angeles Reg. Arpt. Imp. Corp. Lease Rev. (Laxfuel Corp.), Ser. 2012, 4.50%, due 1/1/27	515
210	Mill Valley Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-A, 0.00%, due 8/1/19	207
1,000	Mountain House Pub. Fin. Au. Utils. Sys. Rev., Ser. 2007, 5.00%, due 12/1/22	1,003
1,385	Ohlone Comm. College Dist. G.O. (Election 2010), Ser. 2014-B, 0.00%, due 8/1/29	925
1,490	Oxnard Harbor Dist. Rev., Ser. 2011-B, 4.50%, due 8/1/24	1,613

See Notes to Financial Statements	7

Schedule of Investments California Municipal Fund Inc.(a) (cont'd)

PRINCIPAL AMOUNT		Value

(000’s omitted)		(000’s omitted)

$1,250	Palomar Hlth. Ref. Rev., Ser. 2016, 4.00%, due 11/1/39	$1,190
1,500	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25 Pre-Refunded 9/1/19	1,538
1,000	Rancho Cucamonga Redev. Agcy. Successor Agcy. Tax Allocation Rev. (Rancho Redev. Proj.),	1,134
	Ser. 2014, (AGM Insured), 5.00%, due 9/1/27
	Riverside Co. Comm. Facs. Dist. Spec. Tax Rev. (Scott Road)
285	Ser. 2013, 4.00%, due 9/1/21	294
600	Ser. 2013, 5.00%, due 9/1/25	644
	Riverside Co. Trans. Commission Toll Rev. Sr. Lien (Cap. Appreciation)
1,320	Ser. 2013-B, 0.00%, due 6/1/22	1,181
1,500	Ser. 2013-B, 0.00%, due 6/1/23	1,292
	Romoland Sch. Dist. Spec. Tax Ref. (Comm. Facs. Dist. Number 2006-1)
100	Ser. 2017, 4.00%, due 9/1/29	103
200	Ser. 2017, 4.00%, due 9/1/30	204
525	Ser. 2017, 3.25%, due 9/1/31	497
1,700	Sacramento Area Flood Ctrl. Agcy. Ref. (Consol Capital Assessment Dist. Number 2), Ser. 2016-A,	1,870
	5.00%, due 10/1/47
	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.)
1,000	Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/24	1,158
400	Ser. 2006-E, (AMBAC Insured), 5.25%, due 12/1/26	475
1,950	Sacramento Co. Arpt. Sys. Rev. Ref., Ser. 2018-C, 5.00%, due 7/1/33	2,183
500	Sacramento Spec. Tax (Natomas Meadows Comm. Facs. Dist. Number 2007-01), Ser. 2017, 5.00%,	514	(c)
	due 9/1/47
	San Francisco City & Co. Arpts. Commission Int’l Ref. Rev.
750	Ser. 2009-D2, 3.00%, due 5/1/21	769
1,000	Ser. 2009-C2, 5.00%, due 5/1/21	1,016
2,000	San Francisco City & Co. Unified Sch. Dist. Ref. Rev., Ser. 2012, 4.00%, due 6/15/25	2,059
485	San Jose Multi-Family Hsg. Rev. (Fallen Leaves Apts. Proj.), Ser. 2002-J1, (AMBAC Insured), 4.95%,	485
	due 12/1/22
	San Juan Unified Sch. Dist. G.O.
1,000	Ser. 2012-C, 4.00%, due 8/1/22	1,051
1,070	Ser. 2012-C, 4.00%, due 8/1/25	1,116
685	San Mateo Foster City Sch. Dist. G.O. (Election 2015), Ser. 2016-A, 4.00%, due 8/1/29	736
	San Mateo Union High Sch. Dist. G.O. (Election 2010)
895	Ser. 2011-A, 0.00%, due 9/1/25 Pre-Refunded 9/1/21	666
105	Ser. 2011-A, 0.00%, due 9/1/25	77
1,390	San Rafael Redev. Agcy. Tax Allocation Ref. (Central San Rafael Redev. Proj.), Ser. 2009, (Assured	1,436
	Guaranty Insured), 5.00%, due 12/1/21
	Santa Maria Bonita Sch. Dist. Cert. of Participation (New Sch. Construction Proj.)
310	Ser. 2013, (BAM Insured), 3.25%, due 6/1/25	321
575	Ser. 2013, (BAM Insured), 3.50%, due 6/1/26	591
325	Ser. 2013, (BAM Insured), 3.50%, due 6/1/27	332
270	Ser. 2013, (BAM Insured), 3.50%, due 6/1/28	274
1,000	Santa Monica-Malibu Unified Sch. Dist. Ref. G.O., Ser. 2013, 3.00%, due 8/1/27	1,007
1,000	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser. 2013,	1,067
	5.00%, due 8/1/26
290	Sulphur Springs Union Sch. Dist. Cert. of Participation Conv. Cap. Appreciation Bonds, Ser. 2010,	318
	(AGM Insured), 6.50%, due 12/1/37
1,145	Sulphur Springs Union Sch. Dist. Cert. of Participation Conv. Cap. Appreciation Bonds (Unrefunded),	1,383
	Ser. 2010, (AGM Insured), 6.50%, due 12/1/37
2,000	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%, due 9/1/25	2,232
	Vernon Elec. Sys. Rev.
340	Ser. 2009-A, 5.13%, due 8/1/21 Pre-Refunded 8/1/19	348
735	Ser. 2009-A, 5.13%, due 8/1/21	750
3,000	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C, 0.00%,	3,606	(g)
	due 8/1/37
1,500	Vista Unified Sch. Dist. G.O., Ser. 2012, 5.00%, due 8/1/21	1,622
3,500	William S. Hart Union High Sch. Dist. G.O. Cap. Appreciation (Election 2001), Ser. 2005-B,	2,791
	(AGM Insured), 0.00%, due 9/1/26
2,250	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured), 0.00%,	1,914	(h)
	due 8/1/36
		121,531

See Notes to Financial Statements	8

Schedule of Investments California Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		Value

(000’s omitted)		(000’s omitted)

Florida 0.7%
$525	Lakeland Ed. Facs. Rev. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/24	$573

Georgia 0.7%
600	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	566	(c)(d)

Guam 2.7%
1,110	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.25%, due 11/1/18	1,110
1,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%,	1,050
	due 7/1/25 Pre-Refunded 7/1/20
		2,160

Illinois 2.3%
1,000	Chicago Ref. G.O., Ser. 2003-B, 5.00%, due 1/1/23	1,057
750	Illinois St. G.O., Ser. 2013, 5.00%, due 7/1/23	781
		1,838

Louisiana 0.7%
500	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A,	524
	7.63%, due 12/15/28

Nevada 1.3%
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23 Pre-Refunded 6/15/19	1,034

New Jersey 1.0%
750	New Jersey St. Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due 9/15/23	800

New York 0.8%
650	Build NYC Res. Corp. Rev., Ser. 2014, 5.25%, due 11/1/34	656

North Carolina 0.9%
655	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging,	681
	Inc.), Ser. 2012-A, 4.25%, due 3/1/24

Ohio 3.2%
2,595	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/47	2,520

Pennsylvania 2.7%
	Pennsylvania St. Turnpike Commission Rev.
285	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	307
305	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	329
1,410	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	1,519
		2,155

Puerto Rico 1.3%
1,000	Puerto Rico Muni. Fin. Agcy. Rev., Ser. 2002-A, (AGM Insured), 5.25%, due 8/1/21	1,041

Tennessee 0.7%
500	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2006-A, 5.25%,	552
	due 9/1/23

See Notes to Financial Statements	9

Schedule of Investments California Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		Value

(000’s omitted)		(000’s omitted)

Texas 0.3%
$300	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015,	$251	(c)(d)(i)
	7.75%, due 1/1/45

Virgin Islands 0.9%
	Virgin Islands Pub. Fin. Au. Rev.
250	Ser. 2014-A, 5.00%, due 10/1/24	246
500	Ser. 2014-A, 5.00%, due 10/1/29	486
		732

	Total Investments 173.7% (Cost $133,422)	138,189

	Other Assets Less Liabilities 0.4%	345

	Liquidation Value of Variable Rate Municipal Term Preferred Shares (net of unamortized deferred	(58,981)
	offering costs of approximately $19,000) (74.1)%

	Net Assets Applicable to Common Stockholders 100.0%	$79,553

(a)	On June 28, 2018, the Fund’s Board of Directors approved a proposal to change the name of the Fund from “Neuberger Berman California Intermediate Municipal Fund Inc.” to “Neuberger Berman California Municipal Fund Inc.” This name change became effective on August 28, 2018.

(b)	When-issued security. Total value of all such securities at October 31, 2018 amounted to approximately $1,104,000, which represents 1.4% of net assets applicable to common stockholders of the Fund.

(c)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $21,854,000, which represents 27.5% of net assets applicable to common stockholders of the Fund. Securities denoted with (c) but without (d) have been deemed by the investment manager to be liquid.

(d)	Illiquid security.

(e)	All or a portion of this security is segregated in connection with obligations for when-issued securities with a total value of approximately $2,404,000.

(f)	Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2018.

(g)	Currently a zero coupon security; will convert to 6.88% on August 1, 2019.

(h)	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

(i)	Defaulted Security.

See Notes to Financial Statements	10

Schedule of Investments California Municipal Fund Inc.(a) (cont’d)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2018:

Asset Valuation Inputs
(000’s omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$138,189	$—	$138,189
Total Investments	$—	$138,189	$—	$138,189

(a)	The Schedule of Investments provides a categorization by state/territory for the portfolio.

See Notes to Financial Statements	11

Schedule of Investments Municipal Fund Inc.(a) October 31, 2018

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Municipal Notes 164.0%

Alabama 0.8%
$1,900	Selma IDB Rev. (Int’l Paper Co. Proj.), Ser. 2011-A, 5.38%, due 12/1/35	$2,054

Alaska 0.0%(b)
100	Valdez Marine Term. Rev. Ref. (Exxon Pipeline Co. Proj.), Ser. 1993-A, 1.64%, due 12/1/33	100	(c)

American Samoa 0.6%
1,700	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/29	1,629

Arizona 2.9%
500	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016,	510	(d)
	5.00%, due 7/1/36
1,500	Maricopa Co. Ind. Dev. Au. Sr. Living Facs. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016,	1,470	(d)
	5.00%, due 1/1/26
2,250	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/25	2,439	(d)
2,615	Phoenix Ind. Dev. Au. Ed. Rev. (Great Hearts Academies Proj.), Ser. 2014, 3.75%, due 7/1/24	2,658
400	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/36	380
1,500	Phoenix Ind. Dev. Au. Solid Waste Disp. Rev. (Vieste Spec. LLC), Ser. 2013-A, 4.38%, due 4/1/28	75	(e)(f)
400	Phoenix-Mesa Gateway Arpt. Au. Spec. Fac. Rev. (Mesa Proj.), Ser. 2012, 5.00%, due 7/1/24	432
		7,964

California 34.8%
2,250	California Hlth. Facs. Fin. Au. Rev. (Cedars-Sinai Med. Ctr.), Ser. 2009, 5.00%, due 8/15/39	2,307
	Pre-Refunded 8/15/19
1,000	California Hlth. Facs. Fin. Au. Rev. (Children’s Hosp. Los Angeles), Ser. 2012-A, 5.00%, due 11/15/26	1,083
1,725	California Infrastructure & Econ. Dev. Bank St. Sch. Fund Rev. (King City Joint Union High Sch.), Ser. 2010,	1,789
	5.13%, due 8/15/24
	California Muni. Fin. Au. Charter Sch. Lease Rev. (Sycamore Academy Proj.)
645	Ser. 2014, 5.00%, due 7/1/24	657	(d)(e)
630	Ser. 2014, 5.13%, due 7/1/29	632	(d)(e)
	California Muni. Fin. Au. Charter Sch. Lease Rev. (Vista Charter Middle Sch. Proj.)
850	Ser. 2014, 5.00%, due 7/1/24	864
430	Ser. 2014, 5.13%, due 7/1/29	430
500	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016,	524	(d)
	5.00%, due 7/1/31
570	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/30	619	(d)
585	California Muni. Fin. Au. Rev. (Touro College & Univ. Sys. Obligated Group), Ser. 2014-A,	593
	4.00%, due 1/1/26
1,300	California Sch. Fac. Fin. Au. Rev. (Alliance College - Ready Pub. Sch. Proj.), Ser. 2015-A,	1,389	(d)
	5.00%, due 7/1/30
	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev.
2,155	Ser. 2016-A, 2.90%, due 6/1/28	2,027
2,450	Ser. 2016-A, 2.95%, due 12/1/28	2,304
500	California St. Infrastructure & Econ. Dev. Bank Rev. (Goodwill Industries of Sacramento Valley &	473	(d)(e)
	No. Proj.), Ser. 2016-A, 5.00%, due 1/1/36
485	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerage Redak Svcs. So. California LLC Proj.),	464	(d)(e)
	Ser. 2016, 7.00%, due 12/1/27
5,000	California St. Poll. Ctrl. Fin. Au. Wtr. Furnishing Rev., Ser. 2012, 5.00%, due 7/1/27	5,287	(d)
4,000	California St. Var. Purp. G.O., Ser. 2009, 5.63%, due 4/1/25	4,062
4,600	Deutsche Bank Spears/Lifers Trust Rev. (Floaters), Ser. 2017-7007, (LOC: Deutsche Bank AG),	4,600	(c)(d)
	2.10%, due 3/1/42

See Notes to Financial Statements	12

Schedule of Investments Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

$2,700	Deutsche Bank Spears/Lifers Trust Rev. (Starwood Comm. Dev. Au. Mutli-Family Hsg.),	$2,700	(c)(d)
	Ser. 2017-DBE-7006, (LOC: Deutsche Bank AG), 2.10%, due 4/1/52
2,000	Emery Unified Sch. Dist. G.O. (Election 2010), Ser. 2011-A, 6.50%, due 8/1/33 Pre-Refunded 8/1/21	2,241
1,000	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref., Ser. 2018-A-2,	974
	5.00%, due 6/1/47
2,000	Imperial Comm. College Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-A, (AGM Insured),	2,543
	6.75%, due 8/1/40 Pre-Refunded 8/1/25
590	La Verne Cert. of Participation Ref. (Brethren Hillcrest Homes), Ser. 2014, 5.00%, due 5/15/29	616
2,250	Los Angeles Reg. Arpt. Imp. Corp. Lease Rev. Ref. (Laxfuel Corp.), Ser. 2012, 4.50%, due 1/1/27	2,318
3,620	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 2005-B, (AGM Insured),	3,103
	0.00%, due 8/1/24
5,750	Norwalk-La Mirada Unified Sch. Dist. G.O. Cap. Appreciation (Election 2002), Ser. 2009-E,	5,858	(g)
	(Assured Guaranty Insured), 0.00%, due 8/1/29
5,000	Redondo Beach Unified Sch. Dist. G.O., Ser. 2009, 6.38%, due 8/1/34	6,194
405	Rocklin Unified Sch. Dist. G.O. Cap. Appreciation, Ser. 1994-B, (National Public Finance Guarantee	399
	Corp. Insured), 0.00%, due 8/1/19
4,000	Sacramento City Fin. Au. Ref. Rev. (Master Lease Prog. Facs.), Ser. 2006-E, (AMBAC Insured),	4,752
	5.25%, due 12/1/26
2,000	San Bernardino Comm. College Dist. G.O. Cap. Appreciation (Election), Ser. 2009-B,	2,322	(h)
	0.00%, due 8/1/34
2,000	San Francisco City & Co. Arpt. Commission Int’l Arpt. Ref. Rev., Ser. 2009-C2, 5.00%, due 5/1/25	2,030
6,000	San Mateo Foster City Sch. Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2010-A,	5,702	(i)
	0.00%, due 8/1/32
1,540	Successor Agcy. to the Monrovia Redev. Agcy. Tax Allocation Rev. (Cent. Redev. Proj.), Ser. 2013,	1,644
	5.00%, due 8/1/26
2,040	Sweetwater Union High Sch. Dist. Pub. Fin. Au. Rev., Ser. 2013, (BAM Insured), 5.00%, due 9/1/25	2,276
	Vernon Elec. Sys. Rev.
510	Ser. 2009-A, 5.13%, due 8/1/21 Pre-Refunded 8/1/19	523
1,105	Ser. 2009-A, 5.13%, due 8/1/21	1,128
9,070	Victor Valley Comm. College Dist. G.O. Cap. Appreciation (Election 2008), Ser. 2009-C,	10,902	(j)
	0.00%, due 8/1/37
5,095	Victor Valley Joint Union High Sch. Dist. G.O. Cap. Appreciation Bonds, Ser. 2009,	4,030
	(Assured Guaranty Insured), 0.00%, due 8/1/26
3,000	Wiseburn Sch. Dist. G.O. Cap. Appreciation (Election 2010), Ser. 2011-B, (AGM Insured),	2,552	(k)
	0.00%, due 8/1/36
		94,911

Colorado 5.1%
	Colorado Ed. & Cultural Facs. Au. Rev. (Charter Sch.- Atlas Preparatory Sch. Proj.)
500	Ser. 2015, 4.50%, due 4/1/25	493	(d)
1,000	Ser. 2015, 5.13%, due 4/1/35	966	(d)
1,350	Ser. 2015, 5.25%, due 4/1/45	1,272	(d)
	Colorado Ed. & Cultural Facs. Au. Rev. Ref.
210	Ser. 2014, 4.00%, due 11/1/24	208	(e)
750	Ser. 2014, 4.50%, due 11/1/29	731	(e)
5,000	Denver City & Co. Arpt. Sys. Rev., Ser. 2011-B, 5.00%, due 11/15/24	5,342
2,550	Plaza Metro. Dist. Number 1 Tax Allocation Rev., Ser. 2013, 4.00%, due 12/1/23	2,593	(d)
8,000	Villages at Castle Rock Co. Metro. Dist. #6 (Cabs - Cobblestone Ranch Proj.), Ser. 2007-2,	2,202
	0.00%, due 12/1/37
		13,807

Connecticut 0.3%
750	Hamden G.O., Ser. 2013, (AGM Insured), 3.13%, due 8/15/25	750

See Notes to Financial Statements	13

Schedule of Investments Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

District of Columbia 2.7%
$1,615	Dist. of Columbia HFA Rev. (Capitol Hill Towers Proj.), Ser. 2011, (Fannie Mae Insured), 4.10%, due 12/1/26	$1,675
2,470	Dist. of Columbia Rev. (Friendship Pub. Charter Sch.), Ser. 2012, 3.55%, due 6/1/22	2,487
520	Dist. of Columbia Rev. (Howard Univ.), Ser. 2011-A, 6.25%, due 10/1/23	553
650	Dist. of Columbia Std. Dorm. Rev. (Provident Group-Howard Prop.), Ser. 2013, 5.00%, due 10/1/45	624
2,000	Metro. Washington Dist. of Columbia Arpt. Au. Sys. Rev., Ser. 2011-C, 5.00%, due 10/1/26	2,125
		7,464

Florida 8.1%
800	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier), Ser. 2018-C,	757	(d)
	7.50%, due 7/1/53
1,000	Cityplace Comm. Dev. Dist. Spec. Assessment Rev. Ref., Ser. 2012, 5.00%, due 5/1/26	1,088
	Florida Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc.)
895	Ser. 2012-A, 5.50%, due 6/15/22	924	(d)
3,120	Ser. 2013-A, 6.75%, due 12/15/27	3,298
1,750	Ser. 2014-A, 5.75%, due 6/15/29	1,831
1,075	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/36	979
1,200	Florida Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A,	1,064	(d)
	6.38%, due 6/1/46
100	Greater Orlando Aviation Au. Arpt. Facs. Ref. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013,	103
	5.00%, due 11/15/36
1,000	Hillsborough Co. Ind. Dev. Au. IDR (Hlth. Facs.), Ser. 2008-B, 8.00%, due 8/15/32 Pre-Refunded 8/15/19	1,056
1,135	Lakeland Ed. Facs. Rev. Ref. (Florida So. College Proj.), Ser. 2012-A, 5.00%, due 9/1/27	1,210
2,000	Lee Co. Arpt. Ref. Rev., Ser. 2011-A, 5.63%, due 10/1/25	2,152
2,000	Martin Co. Ind. Dev. Au. Ref. Rev. (Indiantown Cogeneration Proj.), Ser. 2013, 4.20%, due 12/15/25	2,027	(d)
4,700	St. Lucie Co. PCR Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2000, 1.73%, due 9/1/28	4,700	(c)
945	Village Comm. Dev. Dist. Number 11 Spec. Assessment Rev., Ser. 2014, 4.13%, due 5/1/29	961
		22,150

Georgia 1.0%
1,750	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Village Creekside Proj.), Ser. 2016-A,	1,572	(d)(e)
	6.00%, due 7/1/36
1,100	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	1,039	(d)(e)
		2,611

Guam 1.7%
	Guam Gov’t Hotel Occupancy Tax Rev.
1,220	Ser. 2011-A, 5.75%, due 11/1/20	1,291
650	Ser. 2011-A, 5.75%, due 11/1/21	694
2,630	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	2,762
	Pre-Refunded 7/1/20
		4,747

Hawaii 2.7%
5,200	Hawaii St. Arpt. Sys. Ref. Rev., Ser. 2011, 4.13%, due 7/1/24	5,373
2,000	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. (Hawaii Elec. Co., Inc. - Subsidiary), Ser. 2009,	2,053
	6.50%, due 7/1/39
		7,426

See Notes to Financial Statements	14

Schedule of Investments Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Illinois 23.3%
$5,705	Berwyn G.O., Ser. 2013-A, 5.00%, due 12/1/27	$6,100
	Chicago G.O.
250	Ser. 2002-2002B, 5.13%, due 1/1/27	264
2,000	Ser. 2002-B, 5.00%, due 1/1/25	2,138
2,000	Ser. 2009-C, 5.00%, due 1/1/27	2,005
	Chicago Ref. G.O.
1,000	Ser. 2005-D, 5.50%, due 1/1/40	1,049
2,500	Ser. 2012-C, 5.00%, due 1/1/24	2,604
700	Ser. 2014-A, 5.00%, due 1/1/27	733
3,000	Ser. 2017-A, 6.00%, due 1/1/38	3,328
	Cook Co. Sch. Dist. Number 83 G.O. (Mannheim)
1,350	Ser. 2013-C, 5.45%, due 12/1/30	1,453
1,960	Ser. 2013-C, 5.50%, due 12/1/31	2,114
1,560	Illinois Fin. Au. Ref. Rev. (Presence Hlth. Network Obligated Group), Ser. 2016-C, 5.00%, due 2/15/31	1,752
4,000	Illinois Fin. Au. Ref. Rev. (Roosevelt Univ. Proj.), Ser. 2009, 5.75%, due 4/1/24 Pre-Refunded 10/1/19	4,133
3,340	Illinois Fin. Au. Rev. (Provena Hlth.), Ser. 2010-A, 6.25%, due 5/1/22 Pre-Refunded 5/1/20	3,539
2,000	Illinois Fin. Au. Rev. Ref. (Northwestern Mem. Hlth. Care Obligated Group), Ser. 2017-A,	1,934
	4.00%, due 7/15/47
1,905	Illinois Sports Facs. Au. Cap. Appreciation Rev. (St. Tax Supported), Ser. 2001, (AMBAC Insured),	1,368
	0.00%, due 6/15/26
	Illinois St. G.O.
3,900	Ser. 2012, 4.00%, due 8/1/25	3,832
1,000	Ser. 2013, 5.00%, due 7/1/23	1,042
5,200	Ser. 2017-D, 5.00%, due 11/1/28	5,356
4,250	Illinois St. G.O. Ref., Ser. 2016, 5.00%, due 2/1/24	4,416
1,470	Pingree Grove Village Rev. (Cambridge Lakes Learning Ctr. Proj.), Ser. 2011, 8.00%, due 6/1/26	1,632
	Pre-Refunded 6/1/21
	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)
945	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/27	1,015
1,375	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/28	1,470
715	Ser. 2014-A-1, (BAM Insured), 5.00%, due 2/15/29	761
	Univ. of Illinois (Hlth. Svc. Facs. Sys.)
2,725	Ser. 2013, 5.00%, due 10/1/27	2,955
2,875	Ser. 2013, 5.75%, due 10/1/28	3,206
1,500	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A,	1,427 (d)
	5.25%, due 12/1/47
1,850	Will Co. High Sch. Dist. Number 204 G.O. (Joliet Jr. College), Ser. 2011-A, 6.25%, due 1/1/31	1,990
		63,616

Indiana 3.0%
4,000	Indiana Bond Bank Rev. (Spec. Prog. Clark Mem. Hosp.), Ser. 2009-D, 5.50%, due 8/1/29	4,036
	Pre-Refunded 2/1/19
3,055	Indiana Trans. Fin. Au. Hwy. Ref. Rev., Ser. 2004-B, (National Public Finance Guarantee Corp. Insured),	3,378
	5.75%, due 12/1/21
740	Valparaiso Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2013, 5.88%, due 1/1/24	809
		8,223

Iowa 0.6%
	Iowa Std. Loan Liquidity Corp. Rev.
1,255	Ser. 2011-A-1, 5.00%, due 12/1/21	1,292
355	Ser. 2011-A-1, 5.30%, due 12/1/23	366
		1,658

See Notes to Financial Statements	15

Schedule of Investments Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Kentucky 1.0%
$2,585	Kentucky Econ. Dev. Fin. Au. Hlth. Care Ref. Rev. (Baptist Life Comm. Proj.), Ser. 2016-A,	$2,497
	5.50%, due 11/15/27
150	Ohio Co. PCR Ref. (Big Rivers Elec. Corp. Proj.), Ser. 2010-A, 6.00%, due 7/15/31	151
		2,648

Louisiana 2.2%
1,500	Louisiana Local Gov’t Env. Fac. & Comm. (Westlake Chemical Corp.), Ser. 2010-A2, 6.50%, due 11/1/35	1,608
1,715	Louisiana Local Gov’t. Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A,	1,745	(d)
	5.75%, due 2/1/32
775	Louisiana Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A,	812
	7.63%, due 12/15/28
1,655	St. Charles Parish Gulf Zone Opportunity Rev. (Valero Energy Corp.), Ser. 2010, 4.00%, due 12/1/40	1,723
	Putable 6/1/22
		5,888

Massachusetts 4.0%
	Massachusetts St. Dev. Fin. Agcy. Rev. (Milford Reg. Med. Ctr.)
200	Ser. 2014-F, 5.00%, due 7/15/24	212
415	Ser. 2014-F, 5.00%, due 7/15/25	440
200	Ser. 2014-F, 5.00%, due 7/15/26	211
190	Ser. 2014-F, 5.00%, due 7/15/27	200
150	Ser. 2014-F, 5.00%, due 7/15/28	157
	Massachusetts St. Ed. Fin. Au. Rev.
1,505	Ser. 2011-J, 5.00%, due 7/1/23	1,555
2,115	Ser. 2012-J, 4.70%, due 7/1/26	2,159
3,410	Ser. 2013-K, 4.50%, due 7/1/24	3,527
1,620	Massachusetts St. HFA Hsg. Rev., Ser. 2010-C, 4.90%, due 12/1/25	1,626
795	Massachusetts St. Wtr. Poll. Abatement Trust Rev. (MWRA Prog.), Ser. 2002-A, 5.25%, due 8/1/19	797
		10,884

Michigan 1.9%
	Jackson College Dormitories Hsg. Rev.
1,000	Ser. 2015, 6.50%, due 5/1/35	1,039
500	Ser. 2015, 6.75%, due 5/1/46	517
	Michigan St. Hsg. Dev. Au. Rev.
1,935	Ser. 2016-C, 2.05%, due 12/1/22	1,870
1,835	Ser. 2016-C, 2.15%, due 6/1/23	1,772
100	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/35	100
		5,298

Minnesota 1.0%
2,250	Minneapolis & St. Paul Hsg. & Redev. Au. Hlth. Care Sys. (Children’s Hlth. Care Facs.), Ser. 2010-A1,	2,328
	(AGM Insured), 4.50%, due 8/15/24
400	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A,	394	(d)
	5.00%, due 6/15/38
		2,722

See Notes to Financial Statements	16

Schedule of Investments Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Mississippi 1.5%
$2,585	Mississippi Bus. Fin. Corp. Gulf Opportunity Zone Rev., Ser. 2009-A, 4.70%, due 5/1/24	$2,613
	Mississippi St. Bus. Fin. Commission Gulf Opportunity Zone Rev. (Chevron U.S.A., Inc. Proj.)
1,000	Ser. 2009-G, 1.66%, due 12/1/30	1,000	(c)
500	Ser. 2010-F, 1.59%, due 12/1/30	500	(c)
100	Ser. 2010-I, 1.66%, due 11/1/35	100	(c)
		4,213

Missouri 0.8%
	Missouri St. Hlth. & Ed. Facs. Au. Rev. (Children’s Mercy Hosp.)
1,885	Ser. 2009, 5.13%, due 5/15/24 Pre-Refunded 5/15/19	1,917
390	Ser. 2009, 5.13%, due 5/15/24	397
		2,314

Nevada 2.1%
	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy)
1,650	Ser. 2015-A, 4.00%, due 12/15/25	1,623	(d)
500	Ser. 2015-A, 5.13%, due 12/15/45	502	(d)
3,545	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23 Pre-Refunded 6/15/19	3,664
		5,789

New Hampshire 0.5%
1,500	New Hampshire St. Bus. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013, 4.00%,	1,502	(d)
	due 4/1/29 Putable 10/1/19

New Jersey 6.9%
2,500	New Jersey Econ. Dev. Au. Rev. (Continental Airlines, Inc., Proj.), Ser. 1999, 5.13%, due 9/15/23	2,665
	New Jersey Econ. Dev. Au. Rev. (The Goethals Bridge Replacement Proj.)
500	Ser. 2013, 5.25%, due 1/1/25	552
500	Ser. 2013, 5.50%, due 1/1/26	556
	New Jersey Econ. Dev. Au. Rev. (United Methodist Homes of New Jersey Obligated Group)
1,420	Ser. 2013, 3.50%, due 7/1/24	1,428
1,470	Ser. 2013, 3.63%, due 7/1/25	1,471
1,520	Ser. 2013, 3.75%, due 7/1/26	1,519
765	Ser. 2013, 4.00%, due 7/1/27	769
180	New Jersey Econ. Dev. Au. Rev. Ref. (Sch. Facs. Construction), Ser. 2005-K, (AMBAC Insured),	189
	5.25%, due 12/15/20
3,420	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2012-1A, 4.38%, due 12/1/26	3,511
	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref.
1,250	Ser. 2018-A, 5.00%, due 12/15/36	1,310
4,000	Ser. 2018-A, 4.25%, due 12/15/38	3,833
1,000	Ser. 2018-A, (BAM Insured), 4.00%, due 12/15/37	979
		18,782

New Mexico 0.5%
	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr. Lien Rev. (Gross Receipts
	Tax Increment Bond)
500	Ser. 2015, 5.25%, due 5/1/25	492	(d)(e)
1,000	Ser. 2015, 5.75%, due 5/1/30	994	(d)(e)
		1,486

See Notes to Financial Statements	17

Schedule of Investments Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

New York 12.9%
$225	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A,	$238
	5.00%, due 6/1/35
625	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park), Ser. 2015, 5.00%, due 11/15/29	670
	Build NYC Res. Corp. Rev.
1,100	Ser. 2014, 5.00%, due 11/1/24	1,137
835	Ser. 2014, 5.25%, due 11/1/29	855
975	Ser. 2014, 5.50%, due 11/1/44	983
250	Build NYC Res. Corp. Rev. (Met Lighthouse Charter Sch. Proj.), Ser. 2017-A, 5.00%, due 6/1/47	253	(d)
	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. for Int’l Cultures and the Arts)
500	Ser. 2013-A, 3.88%, due 4/15/23	502
1,450	Ser. 2013-A, 5.00%, due 4/15/43	1,461
1,000	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.), Ser. 2014, 4.50%, due 1/1/25	1,070	(d)
300	Deutsche Bank Spears/Lifers Trust Rev. (Build NYC Res. Corp.), Ser. 2017-DBE-7004, (LOC: Deutsche	300	(c)(d)
	Bank AG), 2.00%, due 12/1/39
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
700	Ser. 2014, 5.00%, due 7/1/23	766
735	Ser. 2014, 5.00%, due 7/1/24	812
390	Ser. 2018, 5.00%, due 7/1/30	430
1,400	Jefferson Co. IDA Solid Waste Disp. Rev. (Green Bond), Ser. 2014, 5.25%, due 1/1/24	1,337	(d)
500	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014-2, 5.38%, due 11/15/40	515	(d)
4,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009,	4,088
	5.25%, due 7/1/33 Pre-Refunded 7/1/19
3,200	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	3,544
2,000	New York St. HFA Rev. (Affordable Hsg.), Ser. 2009-B, 4.85%, due 11/1/41	2,010
2,000	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/27	2,002
2,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.),	2,162
	Ser. 2018, 5.00%, due 1/1/33
2,000	New York St. Urban Dev. Corp. Rev., Ser. 2008-D, 5.25%, due 1/1/20	2,010
710	Newburgh G.O., Ser. 2012-A, 5.00%, due 6/15/20	738
	Newburgh G.O. (Deficit Liquidation)
495	Ser. 2012-B, 5.00%, due 6/15/20	515
520	Ser. 2012-B, 5.00%, due 6/15/21	552
550	Ser. 2012-B, 5.00%, due 6/15/22	593
1,435	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.), Ser. 2012-A, 5.00%, due 5/1/23	1,556
1,155	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 4.25%, due 11/1/26	1,195
2,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	2,229
600	Westchester Co. Local Dev. Corp. Rev. Ref. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/30	588	(d)
		35,111

North Carolina 3.8%
1,605	North Carolina Med. Care Commission Hlth. Care Facs. Rev. (Lutheran Svc. For Aging, Inc.), Ser. 2012-A,	1,668
	4.25%, due 3/1/24
500	North Carolina Med. Care Commission Hosp. Rev. (Moses Cone Hlth. Sys.), Ser. 2001-B,	500	(c)
	(LOC: Bank of Montreal), 1.67%, due 10/1/35
1,705	North Carolina Med. Care Commission Retirement Facs. Rev., Ser. 2013, 5.13%, due 7/1/23	1,790
	North Carolina Muni. Pwr. Agcy. Number 1 Catawba Elec. Ref. Rev.
3,740	Ser. 2009-A, 5.00%, due 1/1/26 Pre-Refunded 1/1/19	3,760
1,510	Ser. 2009-A, 5.00%, due 1/1/26	1,517
1,000	Oak Island Enterprise Sys. Rev., Ser. 2009, (Assured Guaranty Insured), 5.63%, due 6/1/24	1,021
	Pre-Refunded 6/1/19
		10,256

See Notes to Financial Statements	18

Schedule of Investments Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Ohio 4.0%
$8,875	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/47	$8,618
2,060	Cleveland Arpt. Sys. Rev. Ref., Ser. 2012-A, 5.00%, due 1/1/27	2,194
		10,812

Oklahoma 1.1%
2,000	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.00%, due 8/15/33	2,159
	Tulsa Arpt. Imp. Trust Ref. Rev.
250	Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/24	276
400	Ser. 2015-A, (BAM Insured), 5.00%, due 6/1/25	436
		2,871

Oregon 0.1%
240	Oregon St. Hsg. & Comm. Svc. Dept. Multi-Family Rev., Ser. 2012-B, (FHA Insured), 3.50%, due 7/1/27	241

Pennsylvania 6.2%
	Indiana Co. Ind. Dev. Au. Rev. (Std. Cooperative Assoc., Inc.)
500	Ser. 2012, 3.50%, due 5/1/25	504
350	Ser. 2012, 3.60%, due 5/1/26	352
2,830	Lancaster Co. Hosp. Au. Ref. Rev. (Hlth. Centre-Landis Homes Retirement Comm. Proj.), Ser. 2015-A,	2,835
	4.25%, due 7/1/30
1,250	Lancaster Ind. Dev. Au. Rev. (Garden Spot Village Proj.), Ser. 2013, 5.38%, due 5/1/28	1,346
3,430	Norristown Area Sch. Dist. Cert. of Participation (Installment Purchase), Ser. 2012, 4.50%, due 4/1/27	3,529
2,625	Pennsylvania Econ. Dev. Fin. Au. Exempt Facs. Rev. Ref. (Amtrak Proj.), Ser. 2012-A, 5.00%, due 11/1/24	2,817
2,350	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A, 6.75%, due 12/1/53	2,258	(d)
	Pennsylvania St. Turnpike Commission Rev.
150	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	162
705	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	760
145	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	156
2,000	Susquehanna Area Reg. Arpt. Au. Sys. Rev., Ser. 2012-A, 5.00%, due 1/1/27	2,135
		16,854

South Carolina 0.8%
1,500	South Carolina Jobs Econ. Dev. Au. Econ. Dev. Rev. (River Park Sr. Living Proj.), Ser. 2017-A,	1,398
	7.75%, due 10/1/57
750	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Repower South Berkeley LLC Proj.), Ser. 2017,	751	(d)
	6.25%, due 2/1/45
		2,149

Tennessee 2.0%
535	Bristol IDB Sales Tax Rev., Ser. 2016-B, 0.00%, due 12/1/22	439	(d)
2,705	Memphis-Shelby Co. Arpt. Au. Arpt. Rev., Ser. 2010-B, 5.50%, due 7/1/19	2,762
2,000	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2006-A,	2,210
	5.25%, due 9/1/23
		5,411

Texas 6.7%
250	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/45	259
	Arlington Higher Ed. Fin. Corp. Rev. (Universal Academy)
500	Ser. 2014-A, 5.88%, due 3/1/24	500
1,000	Ser. 2014-A, 6.63%, due 3/1/29	1,013
730	Austin Comm. College Dist. Pub. Fac. Corp. Lease Rev., Ser. 2018-C, 4.00%, due 8/1/42	710

See Notes to Financial Statements	19

Schedule of Investments Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

$625	Clifton Higher Ed. Fin. Corp. Rev. (Uplift Ed.), Ser. 2013-A, 3.10%, due 12/1/22	$613
250	Dallas Co. Flood Ctrl. Dist. Ref. G.O., Ser. 2015, 5.00%, due 4/1/28	257	(d)
2,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-B, 4.75%, due 11/1/42	2,030
500	Gulf Coast Ind. Dev. Au. Rev. (CITGO Petroleum Proj.), Ser. 1995, 4.88%, due 5/1/25	509
3,120	Gulf Coast Ind. Dev. Au. Rev. (Exxon Mobil Corp. Proj.), Ser. 2012, 1.68%, due 11/1/41	3,120	(c)
1,000	Harris Co. Cultural Ed. Facs. Fin. Corp. Rev. (Brazos Presbyterian Homes, Inc. Proj.), Ser. 2013-B,	1,081
	5.75%, due 1/1/28
	Houston Higher Ed. Fin. Corp. Rev. (Cosmos Foundation)
320	Ser. 2012-A, 4.00%, due 2/15/22	327
1,000	Ser. 2012-A, 5.00%, due 2/15/32	1,034
500	New Hope Cultural Ed. Facs. Fin. Corp. Retirement Fac. Ref. Rev. (Carillon Life Care Comm. Proj.),	505
	Ser. 2016, 5.00%, due 7/1/36
500	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage),	533
	Ser. 2016-C, 5.75%, due 7/1/51
	North Texas Tollway Au. Dallas North Tollway Sys. Rev.
2,435	Ser. 2005-C, 6.00%, due 1/1/23 Pre-Refunded 1/1/19	2,451
565	Ser. 2005-C, 6.00%, due 1/1/23	569
1,500	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/21	1,599
1,175	West Harris Co. Reg. Wtr. Au. Sys. Wtr. Rev., Ser. 2009, 5.00%, due 12/15/35	1,206
		18,316

Utah 3.1%
	Salt Lake City Arpt. Rev.
1,000	Ser. 2017-A, 5.00%, due 7/1/42	1,075
2,000	Ser. 2017-A, 5.00%, due 7/1/47	2,144
1,000	Ser. 2018-A, 5.00%, due 7/1/43	1,084
3,000	Salt Lake Co. Hosp. Rev. (IHC Hlth. Svc., Inc.), Ser. 2001, (AMBAC Insured), 5.40%, due 2/15/28	3,439
500	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/45	509	(d)
	Utah Hsg. Corp. Single Family Mtge. Rev.
85	Ser. 2011-A2, Class I, 5.00%, due 7/1/20	86
80	Ser. 2011-A2, Class I, 5.25%, due 7/1/21	81
105	Ser. 2011-A2, Class I, 5.45%, due 7/1/22	105
		8,523

Vermont 2.9%
	Vermont Std. Assist. Corp. Ed. Loan Rev.
1,600	Ser. 2012-A, 5.00%, due 6/15/21	1,682
355	Ser. 2013-A, 4.25%, due 6/15/24	366
840	Ser. 2013-A, 4.35%, due 6/15/25	864
1,250	Ser. 2013-A, 4.45%, due 6/15/26	1,286
405	Ser. 2013-A, 4.55%, due 6/15/27	413
1,800	Ser. 2014-A, 5.00%, due 6/15/24	1,962
1,345	Ser. 2015-A, 4.13%, due 6/15/27	1,349
		7,922

Virginia 0.3%
850	Fairfax Co. Econ. Dev. Au. Residential Care Fac. Rev. (Vinson Hall LLC), Ser. 2013-A, 4.00%, due 12/1/22	869

Washington 3.9%
6,700	Vancouver Downtown Redev. Au. Rev. (Conference Ctr. Proj.), Ser. 2013, 4.00%, due 1/1/28	6,774
1,250	Washington St. Econ. Dev. Fin. Au. Env. Facs. Rev. (Columbia Pulp I LLC Proj.), Ser. 2017-A, 7.50%,	1,395	(d)
	due 1/1/32
2,525	Washington St. Higher Ed. Fac. Au. Ref. Rev. (Whitworth Univ. Proj.), Ser. 2009, 5.38%, due 10/1/29	2,599
	Pre-Refunded 10/1/19
		10,768

See Notes to Financial Statements	20

Schedule of Investments Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Wisconsin 6.2%
$870	Pub. Fin. Au. Ed. Rev. (Pine Lake Preparatory, Inc.), Ser. 2015, 4.95%, due 3/1/30	$880	(d)
200	Pub. Fin. Au. Ed. Rev. (Resh Triangle High Sch. Proj.), Ser. 2015-A, 5.38%, due 7/1/35	196	(d)
3,000	Pub. Fin. Au. Hsg. Rev. (Dogwood Hsg., Inc. Southeast Portfolio Proj.), Ser. 2016-A, 4.25%, due 12/1/51	2,718
500	Pub. Fin. Au. Hsg. Rev. (SAP Utah Portfolio), Ser. 2016-A, 3.75%, due 7/1/36	452
250	Pub. Fin. Au. Multi-Family Hsg. Rev. (Estates Crystal Bay & Woodhaven Park Apts. Proj.), Ser. 2016-A,	236
	4.00%, due 12/1/36
1,790	Pub. Fin. Au. Rev. Ref. (Roseman Univ. Hlth. Sciences Proj.), Ser. 2015, 5.00%, due 4/1/25	1,880
	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Beloit College)
1,100	Ser. 2010-A, 6.13%, due 6/1/35 Pre-Refunded 6/1/20	1,167
1,225	Ser. 2010-A, 6.13%, due 6/1/39 Pre-Refunded 6/1/20	1,300
	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Marquette Univ.)
1,340	Ser. 2008-B3, 5.00%, due 10/1/30 Pre-Refunded 12/23/19	1,384
3,660	Ser. 2008-B3, 5.00%, due 10/1/30	3,770
3,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. (Meriter Hosp., Inc.), Ser. 2009, 5.63%, due 12/1/29	3,009
	Pre-Refunded 12/1/18
		16,992

	Total Investments 164.0% (Cost $425,434)	447,731

	Other Assets Less Liabilities 1.7%	4,628

	Liquidation Value of Variable Rate Municipal Term Preferred Shares (net of unamortized deferred	(179,362)
	offering costs of approximately $38,000) (65.7)%

	Net Assets Applicable to Common Stockholders 100.0%	$272,997

(a)	On June 28, 2018, the Fund’s Board of Directors approved a proposal to change the name of the Fund from “Neuberger Berman Intermediate Municipal Fund Inc.” to “Neuberger Berman Municipal Fund Inc.” This name change became effective on August 28, 2018.

(b)	Represents less than 0.05% of net assets.

(c)	Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2018.

(d)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $53,898,000, which represents 19.7% of net assets applicable to common stockholders of the Fund. Securities denoted with (d) but without (e) have been deemed by the investment manager to be liquid.

(e)	Illiquid security.

(f)	Defaulted security.

(g)	Currently a zero coupon security; will convert to 5.50% on August 1, 2021.

(h)	Currently a zero coupon security; will convert to 6.38% on August 1, 2019.

(i)	Currently a zero coupon security; will convert to 6.13% on August 1, 2023.

(j)	Currently a zero coupon security; will convert to 6.88% on August 1, 2019.

(k)	Currently a zero coupon security; will convert to 7.30% on August 1, 2026.

See Notes to Financial Statements	21

Schedule of Investments Municipal Fund Inc.(a) (cont’d)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2018:

Asset Valuation Inputs
(000’s omitted)	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$447,731	$—	$447,731
Total Investments	$—	$447,731	$—	$447,731

(a)	The Schedule of Investments provides a categorization by state/territory for the portfolio.

See Notes to Financial Statements	22

Schedule of Investments New York Municipal Fund Inc.(a) October 31, 2018

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

Municipal Notes 167.1%

American Samoa 0.7%
$500	American Samoa Econ. Dev. Au. Gen. Rev. Ref., Ser. 2015-A, 6.25%, due 9/1/29	$479

California 6.6%
250	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.),	239	(b)(c)
	Ser. 2016, 7.00%, due 12/1/27
3,115	Corona-Norca Unified Sch. Dist. G.O. Cap. Appreciation (Election 2006), Ser. 2009-C, (AGM Insured),	2,672
	0.00%, due 8/1/24
1,470	Pico Rivera Pub. Fin. Au. Lease Rev., Ser. 2009, 4.75%, due 9/1/25 Pre-Refunded 9/1/19	1,507
		4,418

Georgia 0.7%
500	Greene Co. Dev. Au. Swr. Fac. Rev., Ser. 2015, 6.13%, due 1/1/25	472	(b)(c)

Guam 3.3%
1,135	Guam Gov’t Hotel Occupancy Tax Rev., Ser. 2011-A, 5.50%, due 11/1/19	1,167
1,000	Guam Gov’t Waterworks Au. Wtr. & Wastewater Sys. Rev., Ser. 2010, 5.25%, due 7/1/25	1,050
	Pre-Refunded 7/1/20
		2,217

Illinois 1.6%
1,000	Chicago G.O. Ref., Ser. 2003-B, 5.00%, due 1/1/23	1,057

Louisiana 0.8%
500	Louisiana St. Pub. Facs. Au. Rev. (Southwest Louisiana Charter Academy Foundation Proj.), Ser. 2013-A,	524
	7.63%, due 12/15/28

Nevada 1.5%
1,000	Las Vegas Redev. Agcy. Tax Increment Rev., Ser. 2009-A, 7.50%, due 6/15/23 Pre-Refunded 6/15/19	1,034

New York 146.4%
	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences)
380	Ser. 2014-A, 5.00%, due 12/1/27	416
375	Ser. 2014-A, 5.00%, due 12/1/28	409
270	Ser. 2014-A, 5.00%, due 12/1/29	293
500	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. (Tapestry Charter Sch. Proj.), Ser. 2017-A, 5.00%, due 8/1/47	511
1,325	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A,	1,404
	5.00%, due 6/1/35
	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Orchard Park)
500	Ser. 2015, 5.00%, due 11/15/27	542
500	Ser. 2015, 5.00%, due 11/15/28	539
	Build NYC Res. Corp. Ref. Rev. (City Univ. - Queens College)
270	Ser. 2014-A, 5.00%, due 6/1/26	306
225	Ser. 2014-A, 5.00%, due 6/1/29	248
	Build NYC Res. Corp. Ref. Rev. (Methodist Hosp. Proj.)
250	Ser. 2014, 5.00%, due 7/1/22	271
500	Ser. 2014, 5.00%, due 7/1/29	543
250	Build NYC Res. Corp. Ref. Rev. (New York Law Sch. Proj.), Ser. 2016, 4.00%, due 7/1/45	221

See Notes to Financial Statements	23

Schedule of Investments New York Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

	Build NYC Res. Corp. Ref. Rev. (Packer Collegiate Institute Proj.)
$155	Ser. 2015, 5.00%, due 6/1/26	$174
125	Ser. 2015, 5.00%, due 6/1/27	139
195	Ser. 2015, 5.00%, due 6/1/28	217
220	Ser. 2015, 5.00%, due 6/1/29	244
325	Ser. 2015, 5.00%, due 6/1/30	360
565	Build NYC Res. Corp. Rev., Ser. 2014, 5.00%, due 11/1/24	584
750	Build NYC Res. Corp. Rev. (Met Lighthouse Charter Sch. Proj.), Ser. 2017-A, 5.00%, due 6/1/47	760	(b)
500	Build NYC Res. Corp. Rev. (South Bronx Charter Sch. Int’l Cultures), Ser. 2013-A, 3.88%, due 4/15/23	502
	Build NYC Res. Corp. Solid Waste Disp. Ref. Rev. (Pratt Paper, Inc. Proj.)
100	Ser. 2014, 3.75%, due 1/1/20	101	(b)
200	Ser. 2014, 4.50%, due 1/1/25	214	(b)
100	Deutsche Bank Spears/Lifers Trust Rev. (Build NYC Res. Corp.), Ser. 2017-DBE-7004, (Deutsche Bank AG),	100	(b)(d)
	2.00%, due 12/1/39
	Dutchess Co. Local Dev. Corp. Rev. (Culinary Institute of America Proj.)
200	Ser. 2016-A-1, 5.00%, due 7/1/41	213
275	Ser. 2016-A-1, 5.00%, due 7/1/46	293
1,000	Dutchess Co. Local Dev. Corp. Rev. (Marist College Proj.), Ser. 2012-A, 5.00%, due 7/1/21	1,072
1,050	Erie Co. IDA Sch. Fac. Rev. (Buffalo City Sch. Dist.), Ser. 2009-A, 5.25%, due 5/1/25 Pre-Refunded 5/1/19	1,068
1,270	Geneva Dev. Corp. Rev. (Hobart & William Smith College Proj.), Ser. 2012, 5.00%, due 9/1/21	1,363
	Hempstead Town Local Dev. Corp. Rev. (Molloy College Proj.)
1,500	Ser. 2009, 5.75%, due 7/1/23 Pre-Refunded 7/1/19	1,538
405	Ser. 2018, 5.00%, due 7/1/31	444
425	Ser. 2018, 5.00%, due 7/1/32	464
450	Ser. 2018, 5.00%, due 7/1/33	489
580	Islip, G.O., Ser. 2012, 3.00%, due 8/1/25	589
460	Jefferson Co. IDA Solid Waste Disp. Rev. (Green Bond), Ser. 2014, 4.75%, due 1/1/20	456	(b)
300	Monroe Co. Ind. Dev. Corp. Rev. (Monroe Comm. College), Ser. 2014, (AGM Insured), 5.00%, due 1/15/29	327
	Monroe Co. Ind. Dev. Corp. Rev. (Nazareth College of Rochester Proj.)
500	Ser. 2013-A, 5.00%, due 10/1/24	545
500	Ser. 2013-A, 5.00%, due 10/1/25	542
250	Ser. 2013-A, 4.00%, due 10/1/26	258
	Monroe Co. Ind. Dev. Corp. Rev. (St. John Fisher College)
1,120	Ser. 2012-A, 5.00%, due 6/1/23	1,212
210	Ser. 2012-A, 5.00%, due 6/1/25	226
1,265	Montgomery Co. Cap. Res. Corp. Lease Ref. Rev. (HFM Boces Proj.), Ser. 2014, (MAC Insured),	1,409
	5.00%, due 9/1/27
500	MTA Hudson Rail Yards Trust Oblig. Rev., Ser. 2016-A, 5.00%, due 11/15/46	512
2,000	Nassau Co. G.O. (Gen. Imp. Bonds), Ser. 2013-B, 5.00%, due 4/1/28 Pre-Refunded 4/1/23	2,235
	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.)
500	Ser. 2014, 5.00%, due 7/1/23	548
1,000	Ser. 2014, 5.00%, due 7/1/27	1,094
4,175	Nassau Co. Tobacco Settlement Corp. Asset Backed, Ser. 2006-A-3, 5.13%, due 6/1/46	4,034
	New York City G.O.
1,000	Ser. 2009-E, 5.00%, due 8/1/21	1,023
950	Ser. 2009-B, 5.00%, due 8/1/22	972
200	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. Second Gen. Resolution Fiscal 2014),	200	(d)
	Ser. 2013-AA-3, (LOC: TD Bank N.A.), 1.65%, due 6/15/49
500	New York Liberty Dev. Corp. Ref. Rev. (3 World Trade Ctr. Proj.), Ser. 2014, 5.38%, due 11/15/40	515	(b)
2,000	New York Liberty Dev. Corp. Rev. (Goldman Sachs Headquarters), Ser. 2005, 5.25%, due 10/1/35	2,370
1,815	New York St. Dorm. Au. Ref. Rev. Non St. Supported Debt (Pratt Institute), Ser. 2015-A,	1,821
	3.00%, due 7/1/27
780	New York St. Dorm. Au. Rev. Non St. Supported Debt (Culinary Institute of America), Ser. 2013,	838
	4.63%, due 7/1/25
500	New York St. Dorm. Au. Rev. Non St. Supported Debt (Manhattan Marymount College), Ser. 2009,	508
	5.00%, due 7/1/24
1,595	New York St. Dorm. Au. Rev. Non St. Supported Debt (Mount Sinai Sch. of Medicine), Ser. 2009,	1,630
	5.25%, due 7/1/24 Pre-Refunded 7/1/19

See Notes to Financial Statements	24

Schedule of Investments New York Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

$2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (North Shore-Long Island Jewish Oblig. Group),	$2,110
	Ser. 2011-A, 4.38%, due 5/1/26 Pre-Refunded 5/1/21
1,375	New York St. Dorm. Au. Rev. Non St. Supported Debt (Rochester Institute of Technology), Ser. 2012,	1,431
	4.00%, due 7/1/28
2,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. John’s Univ.), Ser. 2007-C, (National Public	2,042
	Finance Guarantee Corp. Insured), 5.25%, due 7/1/19
600	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Joseph’s College), Ser. 2010,	601
	5.25%, due 7/1/25
2,540	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Univ. Dorm. Fac.), Ser. 2018-A,	2,804
	5.00%, due 7/1/48
	New York St. Dorm. Au. Rev. Non St. Supported Debt (Touro College & Univ. Sys. Obligated Group)
460	Ser. 2014-A, 4.00%, due 1/1/26	465
470	Ser. 2014-A, 4.00%, due 1/1/27	472
200	Ser. 2014-A, 4.00%, due 1/1/28	199
275	Ser. 2014-A, 4.13%, due 1/1/29	275
1,350	New York St. Dorm. Au. Rev. Non St. Supported Debt (Univ. Facs.), Ser. 2013-A, 5.00%, due 7/1/28	1,495
750	New York St. Dorm. Au. Rev. Non St. Supported Debt (Vaughn College of Aeronautics & Technology),	775	(b)
	Ser. 2016, 5.00%, due 12/1/26
	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.)
400	Ser. 2017, 5.00%, due 12/1/35	429	(b)
200	Ser. 2017, 5.00%, due 12/1/36	214	(b)
400	Ser. 2017, 5.00%, due 12/1/37	427	(b)
2,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev., Ser. 2012-A, 5.00%, due 12/15/26	2,197
2,000	New York St. Env. Facs. Corp. (St. Clean Wtr. & Drinking), Ser. 2012-A, 4.00%, due 6/15/26	2,109
	New York St. HFA Rev. (Affordable Hsg.)
1,615	Ser. 2009-B, 4.50%, due 11/1/29	1,623
960	Ser. 2012-F, (SONYMA Insured), 3.05%, due 11/1/27	950
1,045	New York St. Mtge. Agcy. Homeowner Mtge. Ref. Rev., Ser. 2014-189, 3.45%, due 4/1/27	1,046
	New York St. Muni. Bond Bank Agcy.
1,230	Subser. 2009-B1, 5.00%, due 12/15/23	1,270
1,295	Subser. 2009-B1, 5.00%, due 12/15/24	1,337
1,090	New York St. Thruway Au. Second Gen. Hwy. & Bridge Trust Fund Bonds, Ser. 2009-B, 5.00%, due 4/1/19	1,104
1,500	New York St. Trans. Dev. Corp. Spec. Fac. Ref. Rev. (American Airlines, Inc.-John F Kennedy Int’l	1,548
	Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/31
2,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.),	2,162
	Ser. 2018, 5.00%, due 1/1/33
1,545	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.), Ser. 2016-A,	1,476
	4.00%, due 7/1/41
1,250	New York St. Urban Dev. Corp. Ref. Rev., Ser. 2008-D, 5.25%, due 1/1/20	1,257
785	Newburgh, G.O., Ser. 2012-A, 5.00%, due 6/15/22	846
	Niagara Area Dev. Corp. Rev. (Niagara Univ. Proj.)
640	Ser. 2012-A, 5.00%, due 5/1/25	694
300	Ser. 2012-A, 5.00%, due 5/1/26	325
1,000	Niagara Area Dev. Corp. Solid Waste Disp. Fac. Rev. Ref. (Covanta Proj.), Ser. 2018-A, 4.75%, due 11/1/42	972	(b)
1,100	Niagara Falls City Sch. Dist. Ref. Cert. Participation (High Sch. Fac.), Ser. 2015, (AGM Insured),	1,148
	4.00%, due 6/15/26
1,010	Onondaga Civic Dev. Corp. Ref. Rev., Ser. 2015, 5.00%, due 10/1/29	1,088
500	Onondaga Civic Dev. Corp. Rev. (St. Josephs Hosp. Hlth. Ctr. Proj.), Ser. 2014-A, 5.00%, due 7/1/25	510
	Pre-Refunded 7/1/19
1,000	Onondaga Co. Trust Cultural Res. Rev. (Syracuse Univ. Proj.), Ser. 2010-B, 5.00%, due 12/1/19	1,033
1,500	Oyster Bay, G.O., Ser. 2014, (AGM Insured), 3.25%, due 8/1/21	1,526
500	Port Au. New York & New Jersey Cons. Bonds Rev. Ref. (Two Hundred -Third), Ser. 2017,	546
	5.00%, due 4/15/57
1,410	St. Lawrence Co. IDA Civic Dev. Corp. Rev. (St. Lawrence Univ. Proj.), Ser. 2012, 5.00%, due 7/1/28	1,535
1,980	Suffolk Co. Judicial Facs. Agcy. Lease Rev. (H. Lee Dennison Bldg.), Ser. 2013, 5.00%, due 11/1/25	2,142
1,000	Syracuse IDA (Carousel Ctr. Proj.), Ser. 2016-A, 5.00%, due 1/1/31	1,065
190	Triborough Bridge & Tunnel Au. Oblig., Ser. 1998-A, (National Public Finance Guarantee Corp. Insured),	192
	4.75%, due 1/1/24
765	Triborough Bridge & Tunnel Au. Rev., Subser. 2008-D, 5.00%, due 11/15/23	766

See Notes to Financial Statements	25

Schedule of Investments New York Municipal Fund Inc.(a) (cont’d)

PRINCIPAL AMOUNT		VALUE

(000’s omitted)		(000’s omitted)

	TSASC Inc. Rev. Ref.
$580	Ser. 2017-A, 5.00%, due 6/1/28	$635
3,000	Ser. 2017-A, 5.00%, due 6/1/41	3,071
1,405	United Nations Dev. Corp. Rev., Ser. 2009-A, 5.00%, due 7/1/22	1,431
3,000	Utility Debt Securitization Au. Rev., Ser. 2013-TE, 5.00%, due 12/15/28	3,343
1,000	Westchester Co. Local Dev. Corp. Ref. Rev. (Wartburg Sr. Hsg. Proj.), Ser. 2015-A, 5.00%, due 6/1/30	979	(b)
	Westchester Co. Local Dev. Corp. Ref. Rev. (Westchester Med. Ctr.)
825	Ser. 2016, 5.00%, due 11/1/30	891
1,000	Ser. 2016, 3.75%, due 11/1/37	904
1,350	Westchester Co. Local Dev. Corp. Rev. (Kendal on Hudson Proj.), Ser. 2013, 5.00%, due 1/1/28	1,439
		98,805

Ohio 0.7%
500	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Rev. (Turbo), Ser. 2007-A-2, 5.88%, due 6/1/47	485

Pennsylvania 3.2%
	Pennsylvania St. Turnpike Commission Rev.
285	Ser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	307
305	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	329
1,410	Subser. 2010-B2, 6.00%, due 12/1/34 Pre-Refunded 12/1/20	1,519
		2,155

Texas 0.5%
400	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015,	335	(b)(c)(e)
	7.75%, due 1/1/45

Virgin Islands 1.1%
	Virgin Islands Pub. Fin. Au. Rev.
250	Ser. 2014-A, 5.00%, due 10/1/24	246
500	Ser. 2014-A, 5.00%, due 10/1/29	486
		732
	Total Municipal Notes (Cost $111,504)	112,713

UNITS

Liquidating Trust - Real Estate 2.6%
600	CMS Liquidating Trust (Cost $3,105)	1,770	*(f)(g)
	Total Investments 169.7% (Cost $114,609)	114,483
	Other Assets Less Liabilities 1.9%	1,267
	Liquidation Value of Variable Rate Municipal Term Preferred Shares	(48,282)
	(net of unamortized deferred offering costs of approximately $18,000) (71.6)%
	Net Assets Applicable to Common Stockholders 100.0%	$67,468

*	Non-income producing security.

See Notes to Financial Statements	26

Schedule of Investments New York Municipal Fund Inc.(a) (cont’d)

(a)	On June 28, 2018, the Fund’s Board of Directors approved a proposal to change the name of the Fund from “Neuberger Berman New York Intermediate Municipal Fund Inc.” to “Neuberger Berman New York Municipal Fund Inc.” This name change became effective on August 28, 2018.

(b)	Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At October 31, 2018, these securities amounted to approximately $6,988,000, which represents 10.4% of net assets applicable to common stockholders of the Fund. Securities denoted with (b) but without (c) have been deemed by the investment manager to be liquid.

(c)	Illiquid security.

(d)	Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at October 31, 2018.

(e)	Defaulted security.

(f)	Value determined using significant unobservable inputs.

(g)	This security has been deemed by the investment manager to be illiquid, and is subject to restrictions on resale. At October 31, 2018, this security amounted to approximately $1,770,000 which represents 2.6% of net assets applicable to common stockholders of the Fund.

Acquisition
Cost
			Percentage		Fair Value
			of Net Assets		Percentage
			Applicable		of Net Assets
			to Common		Applicable
			Stockholders		to Common
			as of		Stockholders
(000’s omitted)	Acquisition	Acquisition	Acquisition	Value as of	as of
Restricted Security	Date	Cost	Date	10/31/2018	10/31/2018
CMS Liquidating Trust	11/21/2012	$3,105	4.0%	$1,770	2.6%

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund’s investments as of October 31, 2018:

Asset Valuation Inputs
(000’s omitted)	Level 1	Level 2	Level 3(b)	Total
Investments:
Municipal Notes(a)	$—	$112,713	$—	$112,713
Liquidating Trust - Real Estate	—	—	1,770	1,770
Total Investments	$—	$112,713	$1,770	$114,483

(a)	The Schedule of Investments provides a categorization by state/territory or industry for the portfolio.

See Notes to Financial Statements	27

Schedule of Investments New York Municipal Fund Inc.(a) (cont’d)

(b)	The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

										Net change
										in unrealized
										appreciation/
										(depreciation)
	Beginning			Change in						from
	balance,	Accrued		unrealized			Transfers	Transfers	Balance	investments
	as of	discounts/	Realized	appreciation/			into	out of	as of	still held as of
	11/1/2017	(premiums)	gain/(loss)	(depreciation)	Purchases	Sales	Level 3	Level 3	10/31/2018	10/31/2018
(000’s omitted)
Investments in
Securities:
Units
Liquidating
Trust—
Real Estate	$1,710	$—	$—	$60	$—	$—	$—	$—	$1,770	$60
Total	$1,710	$—	$—	$60	$—	$—	$—	$—	$1,770	$60

The following table presents additional information about valuation approach and inputs used for investments that are measured at fair value and categorized within Level 3 as of October 31, 2018.

						Impact to
						valuation
						from
Asset	Fair value	Valuation	Unobservable	Range	Input value	increase
class	at 10/31/2018	approach	input	per unit	per unit	in input
Units	$1,770,000	Income Approach	Appraised value	$2,725 - $3,270	$2,950	Increase

See Notes to Financial Statements	28

Statements of Assets and Liabilities

Neuberger Berman
(000’s omitted except per share amounts)

	CALIFORNIA		NEW YORK
	MUNICIPAL	MUNICIPAL	MUNICIPAL
	FUND INC.	FUND INC.	FUND INC.
	October 31, 2018	October 31, 2018	October 31, 2018
Assets
Investments in securities, at value* (Note A)—
see Schedule of Investments:
Unaffiliated issuers(a)	$138,189	$447,731	$114,483
Cash	97	88	25
Interest receivable	1,623	6,217	1,689
Receivable for securities sold	265	250	—
Prepaid expenses and other assets	12	19	13
Total Assets	140,186	454,305	116,210
Liabilities
Variable Rate Municipal Term Preferred Shares, Series A ($100,000 liquidation value per share; 590, 1,794 and 483 shares outstanding for California Fund, Municipal Fund and New York Fund, respectively) † (Note A)	58,981	179,362	48,282
Distributions payable—preferred shares	141	428	115
Distributions payable—common stock	249	1,174	200
Payable to investment manager-net (Note B)	30	97	25
Payable for securities purchased	1,105	—	—
Payable to administrator-net (Note B)	35	116	30
Payable to directors	2	2	2
Accrued expenses and other payables	90	129	88
Total Liabilities	60,633	181,308	48,742
Net Assets applicable to Common Stockholders	$79,553	$272,997	$67,468
Net Assets applicable to Common Stockholders consist of:
Paid-in capital—common stock	$78,240	$257,966	$70,678
Total distributable earnings/(losses)	1,313	15,031	(3,210)
Net Assets applicable to Common Stockholders	$79,553	$272,997	$67,468
Shares of Common Stock Outstanding ($0.0001 par value; 999,996,410, 999,990,206 and 999,996,517 shares authorized for California Fund, Municipal Fund and New York Fund, respectively)	5,551	18,804	5,077
Net Asset Value Per Share of Common Stock Outstanding	$14.33	$14.52	$13.29

* Cost of Investments
(a) Unaffiliated issuers	$133,422	$425,434	$114,609

† Net of unamortized deferred offering costs of approximately:	$19	$38	$18

See Notes to Financial Statements	29

Statements of Operations

Neuberger Berman
(000’s omitted)

	CALIFORNIA		NEW YORK
	MUNICIPAL	MUNICIPAL	MUNICIPAL
	FUND INC.	FUND INC.	FUND INC.
	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018	For the Year Ended October 31, 2018
Investment Income:
Income (Note A):
Interest and other income-unaffiliated issuers	$5,430	$20,524	$4,748
Expenses:
Investment management fees (Note B)	354	1,158	295
Administration fees (Note B)	425	1,390	354
Audit fees	58	59	58
Basic maintenance expense (Note A)	22	22	22
Custodian and accounting fees	78	102	75
Insurance expense	5	16	4
Legal fees	25	78	24
Stockholder reports	7	22	5
Stock exchange listing fees	3	10	3
Stock transfer agent fees	23	23	23
Distributions to variable rate municipal term preferred shareholders
and amortization of offering costs (Note A)	1,544	4,662	1,267
Directors’ fees and expenses	46	46	46
Miscellaneous	25	42	25
Total expenses	2,615	7,630	2,201
Total net expenses	2,615	7,630	2,201
Net investment income/(loss)	$2,815	$12,894	$2,547

Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	123	(576)	(263)

Change in net unrealized appreciation/(depreciation)
in value of:
Investment securities of unaffiliated issuers	(4,704)	(16,051)	(3,918)
Net gain/(loss) on investments	(4,581)	(16,627)	(4,181)
Net increase/(decrease) in net assets applicable to Common
Stockholders resulting from operations	$(1,766)	$(3,733)	$(1,634)

See Notes to Financial Statements	30

Statements of Changes in Net Assets

Neuberger Berman
(000’s omitted)

	CALIFORNIA
	MUNICIPAL FUND INC.		MUNICIPAL FUND INC.
	Year Ended	Year Ended	Year Ended	Year Ended
	October 31, 2018	October 31, 2017	October 31, 2018	October 31, 2017
Increase/(Decrease) in Net Assets Applicable
to Common Stockholders:
From Operations (Note A):
Net investment income/(loss)	$2,815	$3,391	$12,894	$13,880
Net realized gain/(loss) on investments	123	3	(576)	(1,300)
Change in net unrealized appreciation/
(depreciation) of investments	(4,704)	(2,332)	(16,051)	(7,703)
Net increase/(decrease) in net assets applicable to
Common Stockholders resulting from operations	(1,766)	1,062	(3,733)	4,877
Distributions to Common Stockholders
From (Note A):
Distributable earnings(a)	(2,979)	(3,590)	(14,565)	(15,650)
Tax return of capital	(183)	—	—	—
Total distributions to Common Stockholders	(3,162)	(3,590)	(14,565)	(15,650)
From Capital Share Transactions (Note D):
Proceeds from reinvestment of dividends
and distributions	—	12	—	222
Net Increase/(Decrease) in Net Assets
Applicable to Common Stockholders	(4,928)	(2,516)	(18,298)	(10,551)
Net Assets Applicable to
Common Stockholders:
Beginning of year	84,481	86,997	291,295	301,846
End of year	$79,553	$84,481	$272,997	$291,295

(a)	See Note A of Notes to Financial Statements.

See Notes to Financial Statements	31

NEW YORK
MUNICIPAL FUND INC.
Year Ended	Year Ended
October 31, 2018	October 31, 2017

$2,547	$2,800
(263)	(473)

(3,918)	(1,914)

(1,634)	413

(2,507)	(2,728)
—	—
(2,507)	(2,728)

—	—

(4,141)	(2,315)

71,609	73,924
$67,468	$71,609

See Notes to Financial Statements	32

Notes to Financial Statements Municipal Closed-End Funds

Note A—Summary of Significant Accounting Policies:

1

General: Neuberger Berman California Municipal Fund Inc. (“California Fund”) (formerly, Neuberger Berman California Intermediate Municipal Fund Inc.), Neuberger Berman Municipal Fund Inc. (“Municipal Fund”) (formerly, Neuberger Berman Intermediate Municipal Fund Inc.) and Neuberger Berman New York Municipal Fund Inc. (“New York Fund”) (formerly, Neuberger Berman New York Intermediate Municipal Fund Inc.), (each individually a “Fund”, and collectively, the “Funds”) were organized as Maryland corporations on July 29, 2002. California Fund and New York Fund registered as non-diversified, closed-end management investment companies and Municipal Fund registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund. Each Fund is currently a diversified fund. The Funds’ Boards of Directors (each Fund’s Board of Directors, a “Board”) may classify or re-classify any unissued shares of capital stock into one or more classes of preferred stock without the approval of stockholders.

A balance indicated with a “-”, either reflects a zero balance or a balance that rounds to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services—Investment Companies.”

The preparation of financial statements in accordance with U.S. generally accepted accounting principles (“GAAP”) requires Neuberger Berman Investment Advisers LLC (“Management”) to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2

Portfolio valuation: In accordance with ASC 820 “Fair Value Measurement” (“ASC 820”), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds’ investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

●Level 1 – quoted prices in active markets for identical investments

●Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

●Level 3 – unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds’ investments in municipal notes and liquidating trust - real estate is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions (generally Level 2 inputs). Other Level 2 and 3 inputs used by independent pricing

33

services to value municipal notes and units include current trades, bid-wanted lists (which inform the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, appraisals, bid offers and specific data on specialty issues.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3

Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions are recorded on the basis of identified cost and stated separately in the Statements of Operations.

4

Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company (“RIC”) by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its stockholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to stockholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 “Income Taxes” (“ASC 740”). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of October 31, 2018, the Funds did not have any unrecognized tax positions.

At October 31, 2018, selected Fund information for all long security positions for U.S. federal income tax purposes was as follows:

		Gross	Gross	Net Unrealized
		Unrealized	Unrealized	Appreciation/
(000’s omitted)	Cost	Appreciation	Depreciation	(Depreciation)
California Fund	$133,429	$6,252	$1,492	$4,760
Municipal Fund	425,636	26,763	4,668	22,095
New York Fund	114,855	2,527	2,899	(372)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences, if any, are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences, capital loss carryforwards expiring and differing characterization of distributions made by each Fund.

34

As determined on October 31, 2018, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences are attributed to the non-deductible offering costs on Variable Rate Municipal Term Preferred Shares, Series A (“VMTPS”) and expiration of capital loss carryforwards. These reclassifications had no effect on net income, net asset value (“NAV”) or NAV per share of each Fund. For the year ended October 31, 2018, the Funds recorded the following permanent reclassifications:

		Total Distributable
	Paid-in Capital	Earnings/(Losses)
California Fund	$(29,565)	$29,565
Municipal Fund	(359,367)	359,367
New York Fund	(27,693)	27,693

The tax character of distributions paid during the years ended October 31, 2018 and October 31, 2017 was as follows:

			Distributions Paid From:
					Long-Term
	Tax Exempt		Ordinary		Capital		Return of
	Income		Income		Gain		Capital		Total
	2018	2017	2018	2017	2018	2017	2018	2017	2018	2017
California Fund	$4,479,419	$4,743,113	$13,796	$33,345	$—	$—	$183,085	$—	$4,676,300	$4,776,458
Municipal Fund	18,977,618	19,069,206	192,492	187,099	—	—	—	—	19,170,110	19,256,305
New York Fund	3,679,064	3,627,414	67,991	71,711	—	—	—	—	3,747,055	3,699,125

As of October 31, 2018, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed	Undistributed	Undistributed	Unrealized	Loss	Other
	Ordinary	Tax-Exempt	Long-Term	Appreciation/	Carryforwards	Temporary
	Income	Income	Capital Gain	(Depreciation)	and Deferrals	Differences	Total
California Fund	$—	$—	$—	$4,759,192	$(3,056,409)	$(389,382)	$1,313,401
Municipal Fund	—	5,646,621	—	22,095,707	(11,109,401)	(1,601,932)	15,030,995
New York Fund	—	515,485	—	(371,549)	(3,038,888)	(314,874)	(3,209,826)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: timing differences of distribution payments, partnership basis adjustments, capital loss carryforwards and defaulted bond income adjustments.

To the extent each Fund’s net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company Modernization Act of 2010 made changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term (“Post-Enactment”). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character (“Pre-Enactment”). As determined at October 31, 2018, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Pre-Enactment
Expiring in:
2019
California Fund	$—
Municipal Fund	—
New York Fund	7,374

35

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
California Fund	$2,655,048	$401,361
Municipal Fund	9,482,284	1,627,117
New York Fund	2,452,141	579,373

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended October 31, 2018, California Fund utilized capital loss carryforwards of $124,217.

During the year ended October 31, 2018, Municipal Fund had capital loss carryforwards expire of $302,263.

5

Distributions to common stockholders: Each Fund earns income, net of expenses, daily on its investments. It is the policy of each Fund to declare and pay monthly distributions to common stockholders. Distributions from net realized capital gains, if any, are normally distributed in December. Distributions to common stockholders are recorded on the ex-date. Distributions to preferred stockholders are accrued and determined as described in Note A.

On November 15, 2018, each Fund declared a monthly distribution to common stockholders payable December 17, 2018, to stockholders of record on November 30, 2018, with an ex-date of November 29, 2018 as follows:

Distribution per share
California Fund	$0.0448
Municipal Fund	0.0624
New York Fund	0.0393

On December 17, 2018, each Fund declared a monthly distribution to common stockholders payable January 15, 2019, to stockholders of record on December 31, 2018, with an ex-date of December 28, 2018 as follows:

Distribution per share
California Fund	$0.0448
Municipal Fund	0.0624
New York Fund	0.0393

6

Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company (e.g., a Fund) are allocated among the Funds and the other investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly.

7	Financial leverage: On June 24, 2014, the Funds re-classified unissued shares of capital stock into VMTPS as follows:

Shares
California Fund	590
Municipal Fund	1,794
New York Fund	483

On June 30, 2014, July 1, 2014 and July 2, 2014, the Funds issued VMTPS as follows:

Shares
California Fund	590
Municipal Fund	1,794
New York Fund	483

36

Each Fund’s VMTPS have a liquidation preference of $100,000 per share plus any accumulated unpaid distributions, whether or not earned or declared by the Fund, but excluding interest thereon (“VMTPS Liquidation Value”). Distributions on the VMTPS are accrued daily and paid monthly at a floating rate. For financial reporting purposes only, the liquidation preference of the VMTPS is recognized as a liability in each Fund’s Statement of Assets and Liabilities.

The distribution rate for each Fund’s VMTPS is calculated based on the applicable SIFMA (Securities Industry and Financial Markets Association) Municipal Swap Index plus a spread. The table below sets forth key terms of each Fund’s VMTPS.

		Term		Aggregate
		Redemption	Shares	Liquidation
Fund	Series	Date	Outstanding	Preference
California Fund	Series A	6/30/2019	590	$59,000,000
Municipal Fund	Series A	7/1/2019	1,794	$179,400,000
New York Fund	Series A	7/2/2019	483	$48,300,000

The Funds have paid up front expenses in connection with offering the VMTPS, which are being amortized over the life of the VMTPS. The expenses are included in the “Distributions to variable rate municipal term preferred shareholders and amortization of offering costs (Note A)” line item that is reflected in the Statements of Operations.

Each Fund may redeem VMTPS, in whole or in part, at its option after giving a minimum amount of notice to the relevant holders of its VMTPS. Each Fund is also subject to certain restrictions relating to the VMTPS. Failure to comply with these restrictions could preclude a Fund from declaring any distributions to common stockholders or repurchasing common stock and/or could trigger the mandatory redemption of VMTPS at VMTPS Liquidation Value. The holders of VMTPS are entitled to one vote per share and will vote with holders of common stock as a single class, except that the holders of VMTPS will vote separately as a class on certain matters, as required by law or the Fund’s organizational documents. The holders of VMTPS, voting as a separate class, are entitled at all times to elect two Directors of the Fund, and to elect a majority of the Directors of the Fund if the Fund fails to pay distributions on VMTPS for two consecutive years.

During the year ended October 31, 2018, the average aggregate liquidation preference value outstanding and average annualized distribution rate of VMTPS were $59,000,000 and 2.57%, $179,400,000 and 2.57%, and $48,300,000 and 2.57%, for California Fund, Municipal Fund and New York Fund, respectively.

8

Securities Lending: Each Fund, using State Street Bank and Trust Company (“State Street”) as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender’s fees. These fees, if any, would be disclosed within the Statements of Operations under the caption “Income from securities loaned-net” and are net of expenses retained by State Street as compensation for its services as lending agent.

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day’s market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of October 31, 2018, the Funds did not participate in securities lending.

37

9	Concentration of risk: The ability of the issuers of the debt securities held by the Funds to meet their obligations may be affected by economic developments, including those particular to a specific industry or region. California Fund and New York Fund normally invest a substantial portion of their assets in municipal bonds of issuers located in the state of California and the state of New York, respectively. The value of each of these Funds’ securities are more susceptible to adverse economic, political, regulatory or other factors affecting the issuers of such municipal bonds than a fund that does not limit its investments to such issuers.

10	Indemnifications: Like many other companies, the Funds’ organizational documents provide that their officers (“Officers”) and directors (“Directors”) are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, both in some of their principal service contracts and in the normal course of their business, the Funds enter into contracts that provide indemnifications to other parties for certain types of losses or liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this could involve future claims against each Fund.

11	Arrangements with certain non-affiliated service providers: In order to satisfy rating agency requirements, each Fund is required to provide the rating agency that rates its VMTPS a report on a monthly basis verifying that each Fund is maintaining eligible assets having a discounted value equal to or greater than the Preferred Shares Basic Maintenance Amount, which is a minimum level set by the rating agency as one of the conditions to maintain its rating on the VMTPS. “Discounted value” refers to the fact that the rating agency requires each Fund, in performing this calculation, to discount portfolio securities below their face value, at rates determined by the rating agency. Each Fund pays a fee to State Street Bank for the preparation of this report which is reflected in the Statements of Operations under the caption “Basic maintenance expense (Note A).”

Note B—Investment Management Fees, Administration Fees, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee at the annual rate of 0.25% of its average daily Managed Assets. Managed Assets equal the total assets of the Fund, less liabilities other than the aggregate indebtedness entered into for purposes of leverage. For purposes of calculating Managed Assets, any VMTPS Liquidation Value is not considered a liability.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.30% of its average daily Managed Assets under this agreement. Additionally, Management retains State Street as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

Note C—Securities Transactions:

During the year ended October 31, 2018, there were purchase and sale transactions of long-term securities as follows:

(000’s omitted)	Purchases	Sales
California Fund	$42,665	$41,624
Municipal Fund	109,175	112,882
New York Fund	22,228	23,309

Note D—Capital:

Transactions in shares of common stock for the years ended October 31, 2018 and October 31, 2017 were as follows:

	Stock Issued on		Net Increase/(Decrease)
	Reinvestment of Dividends		in Common Stock
	and Distributions		Outstanding
	2018	2017	2018	2017
California Fund	—	804	—	804
Municipal Fund	—	14,429	—	14,429
New York Fund	—	—	—	—

Note E—Custodian Out-of-Pocket Expenses Refunded:

In May 2016, the Funds’ custodian, State Street, announced that it had identified inconsistencies in the way in which the Funds were invoiced for categories of expenses, particularly those deemed “out-of-pocket” costs, from 1998 through November 2015. The amounts in the table below represent the refunded expenses and interest determined to be payable to the Funds for the period in question. These amounts were refunded to the Funds by State Street during the year ended October 31, 2017.

	Expenses	Interest Paid to
	Refunded	the Funds
California Fund	$44,975	$2,910
Municipal Fund	65,069	3,963
New York Fund	39,182	2,629

Note F—Recent Accounting Pronouncements:

As of November 5, 2018, pursuant to the Securities and Exchange Commission (“SEC”) Release #33-10532 “Disclosure Update and Simplification”, funds are no longer required to disclose whether the distributions from earnings are either from net investment income or net realized capital gains. The presentation for the year ended October 31, 2017 has been adjusted for this change in the Statements of Changes in Net Assets. At October 31, 2017, the distributions from net investment income, undistributed net investment income (loss) and distributions in excess of net investment income were as follows:

Net Investment
(000’s omitted)	Income
California Fund	$(3,590)
Municipal Fund	(15,650)
New York Fund	(2,728)

		Distributions
	Undistributed net	in excess of net
	investment income	investment income
(000’s omitted)	at 10/31/17	at 10/31/17
California Fund	$—	$(262)
Municipal Fund	5,626	—
New York Fund	61	—

In March 2017, FASB issued Accounting Standards Update No. 2017-08, “Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities” (“ASU 2017-08”). ASU 2017-08 shortens the amortization period to the earliest call date for certain purchased callable debt securities held at a premium. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the impact of applying this guidance.

In August 2018, FASB issued Accounting Standards Update No. 2018-13, “Fair Value Measurement (Topic 820: Disclosure Framework –Changes to the Disclosure Requirements for Fair Value Measurement” (“ASU 2018-13”). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the need to disclose the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019 and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the requirements. Management has elected to early adopt the provisions that eliminate disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Financial Highlights

California Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2018		2017		2016	2015	2014
Common Stock Net Asset Value,
Beginning of Year	$15.22		$15.67		$15.34	$15.51	$14.46

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.51		0.61		0.63	0.64	0.72
Net Gains or Losses on Securities
(both realized and unrealized)	(0.83)		(0.41)		0.47	0.01	1.16
Common Stock Equivalent of Distributions to
AMPS Preferred Stockholders From:
Net Investment Income@	—		—		—	—	(0.01)
Total From Investment Operations
Applicable to Common Stockholders	(0.32)		0.20		1.10	0.65	1.87

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.54)		(0.65)		(0.77)	(0.82)	(0.82)
Tax Return of Capital	(0.03)		—		—	—	—
Total Distributions to Common Stockholders	(0.57)		(0.65)		(0.77)	(0.82)	(0.82)
Common Stock Net Asset Value,
End of Year	$14.33		$15.22		$15.67	$15.34	$15.51
Common Stock Market Value,
End of Year	$12.08		$13.91		$15.57	$15.33	$15.53
Total Return, Common Stock Net Asset Value†	(1.59)%		1.60%[a]		7.28%	4.37%	13.28%
Total Return, Common Stock Market Value†	(9.23)%		(6.55)%[a]		6.67%	4.16%	15.02%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$79.6		$84.5		$87.0	$85.0	$85.9
Preferred Stock Outstanding,
End of Year (in millions)^	$59.0	ØØ	$59.0	ØØ	$59.0	$59.0	$59.0
Preferred Stock Liquidation Value Per Share^	$100,000		$100,000		$100,000	$100,000	$100,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	3.17%		2.76%		2.40%	2.20%	1.70%
Ratio of Net ExpensesØ	3.17%		2.70%[b]		2.40%	2.20%	1.70%
Ratio of Net Investment Income/(Loss) Excluding
AMPS Preferred Stock Distributions^	3.41%		4.04%[b]		3.95%	4.16%	4.85%[c]
Portfolio Turnover Rate	30%		36%		12%	9%	24%
Asset Coverage Per Share, of Preferred
Stock, End of Year¢	$235,042		$243,283		$247,614	$244,175	$245,704

See Notes to Financial Highlights	41

Financial Highlights

Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2018		2017		2016	2015	2014
Common Stock Net Asset Value,
Beginning of Year	$15.49		$16.06		$15.84	$16.11	$14.54

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.69		0.74		0.77	0.81	0.88
Net Gains or Losses on Securities
(both realized and unrealized)	(0.89)		(0.48)		0.35	(0.18)	1.55
Common Stock Equivalent of Distributions to
AMPS Preferred Stockholders From:
Net Investment Income@	—		—		—	—	(0.01)
Total From Investment Operations
Applicable to Common Stockholders	(0.20)		0.26		1.12	0.63	2.42

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.77)		(0.83)		(0.90)	(0.90)	(0.85)
Common Stock Net Asset Value,
End of Year	$14.52		$15.49		$16.06	$15.84	$16.11
Common Stock Market Value,
End of Year	$12.62		$14.92		$15.34	$15.53	$15.42
Total Return, Common Stock Net Asset Value†	(0.85)%		1.83%[a]		7.19%	4.21%	17.24%
Total Return, Common Stock Market Value†	(10.54)%		2.68%[a]		4.42%	6.74%	15.72%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$273.0		$291.3		$301.8	$297.3	$302.3
Preferred Stock Outstanding,
End of Year (in millions)^^	$179.4	ØØ	$179.3	ØØ	$179.4	$179.4	$179.4
Preferred Stock Liquidation Value Per Share^^	$100,000		$100,000		$100,000	$100,000	$100,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	2.69%		2.31%		2.00%	1.84%	1.41%
Ratio of Net ExpensesØ	2.69%		2.29%[b]		2.00%	1.84%	1.41%
Ratio of Net Investment Income/(Loss) Excluding
AMPS Preferred Stock Distributions^^	4.54%		4.78%[b]		4.70%	5.05%	5.77%[c]
Portfolio Turnover Rate	24%		20%		19%	9%	24%
Asset Coverage Per Share, of Preferred
Stock, End of Year¢	$252,390		$262,497		$268,414	$265,828	$268,620

See Notes to Financial Highlights	42

Financial Highlights

New York Municipal Fund Inc.

The following table includes selected data for a share of common stock outstanding throughout each year and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01)per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. A “-” indicates that the line item was not applicable in the corresponding period.

	Year Ended October 31,
	2018		2017		2016	2015	2014
Common Stock Net Asset Value,
Beginning of Year	$14.10		$14.56		$14.31	$14.52	$13.71

Income From Investment Operations
Applicable to Common Stockholders:
Net Investment Income/(Loss)@	0.50		0.55		0.57	0.60	0.67
Net Gains or Losses on Securities
(both realized and unrealized)	(0.82)		(0.47)		0.30	(0.09)	0.93
Common Stock Equivalent of Distributions to
AMPS Preferred Stockholders From:
Net Investment Income@	—		—		—	—	(0.01)
Total From Investment Operations
Applicable to Common Stockholders	(0.32)		0.08		0.87	0.51	1.59

Less Distributions to Common
Stockholders From:
Net Investment Income	(0.49)		(0.54)		(0.62)	(0.72)	(0.78)
Common Stock Net Asset Value,
End of Year	$13.29		$14.10		$14.56	$14.31	$14.52
Common Stock Market Value,
End of Year	$11.13		$12.44		$13.44	$13.78	$14.11
Total Return, Common Stock Net Asset Value†	(1.69)%		1.04%[a]		6.27%	3.70%	12.16%
Total Return, Common Stock Market Value†	(6.68)%		(3.43)%[a]		1.87%	2.76%	15.21%

Supplemental Data/Ratios††
Net Assets Applicable to Common Stockholders,
End of Year (in millions)	$67.5		$71.6		$73.9	$72.6	$73.7
Preferred Stock Outstanding,
End of Year (in millions)^^^	$48.3	ØØ	$48.3	ØØ	$48.3	$48.3	$48.3
Preferred Stock Liquidation Value Per Share^^^	$100,000		$100,000		$100,000	$100,000	$100,000
Ratios are Calculated Using
Average Net Assets Applicable to
Common Stockholders
Ratio of Gross ExpensesØ	3.16%		2.75%		2.39%	2.19%	1.71%
Ratio of Net ExpensesØ	3.16%		2.69%[b]		2.39%	2.19%	1.71%
Ratio of Net Investment Income/(Loss) Excluding
AMPS Preferred Stock Distributions^^^	3.65%		3.92%[b]		3.90%	4.14%	4.75%[c]
Portfolio Turnover Rate	19%		25%		10%	18%	32%
Asset Coverage Per Share, of Preferred
Stock, End of Year¢	$239,886		$248,341		$253,212	$250,512	$252,753

See Notes to Financial Highlights	43

Notes to Financial Highlights

@	Calculated based on the average number of shares of common stock outstanding during each fiscal period.

†	Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Total return based on per share market value assumes the purchase of shares of common stock at the market price on the first day and sale of common stock at the market price on the last day of the period indicated. Dividends and distributions, if any, are assumed to be reinvested at prices obtained under each Fund’s distribution reinvestment plan. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns will fluctuate and shares of common stock when sold may be worth more or less than original cost.

††	Expense ratios do not include the effect of distributions on Auction Market Preferred Shares (‘’AMPS’’). Income ratios include income earned on assets attributable to the VMTPS (AMPS prior to June 30, 2014, July 1, 2014 and July 2, 2014 for California Fund, Municipal Fund and New York Fund, respectively) outstanding.

^	Prior to June 30, 2014, California Fund had AMPS outstanding. On June 30, 2014, California Fund issued 590 VMTPS and redeemed its outstanding AMPS

^^	Prior to July 1, 2014, Municipal Fund had AMPS outstanding. On July 1, 2014, Municipal Fund issued 1,794 VMTPS and redeemed its outstanding AMPS

^^^	Prior to July 2, 2014, New York Fund had AMPS outstanding. On July 2, 2014, New York Fund issued 483 VMTPS and redeemed its outstanding AMPS.

Ø	Distributions on VMTPS are included in expense ratios. The annualized ratios of distributions on VMTPS to average net assets applicable to common stockholders were:

	Year Ended October 31,
	2018	2017	2016	2015	2014
California Fund	1.83%	1.41%	1.06%	0.89%	0.96%
Municipal Fund	1.62%	1.24%	0.92%	0.77%	0.83%
New York Fund	1.78%	1.36%	1.01%	0.85%	0.91%

ØØ	During the year ended October 31, 2017, each Fund adopted FASB’s Accounting Standards Update No. 2015-03. At October 31, 2018, the Value of Preferred Stock Outstanding is being shown net of unamortized deferred offering costs of approximately $19,000, $38,000 and $18,000 for California Fund, Municipal Fund and New York Fund, respectively. At October 31, 2017, the Value of Preferred Stock Outstanding is being shown net of unamortized deferred offering costs of approximately $49,000, $95,000 and $46,000 for California Fund, Municipal Fund and New York Fund, respectively.

¢	Calculated by subtracting the Fund’s total liabilities (excluding the liquidation preference of VMTPS and accumulated unpaid distributions on VMTPS (AMPS prior to June 30, 2014, July 1, 2014 and July 2, 2014 for California Fund, Municipal Fund and New York Fund, respectively)) from the Fund’s total assets and dividing by the number of VMTPS/AMPS outstanding.

a	The Custodian Out-of-Pocket Expenses Refunded listed in Note E of the Notes to Financial Statements had no impact on the Funds’ total returns for the year ended October 31, 2017.

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b	Custodian Out-of-Pocket Expenses Refunded, as listed in Note E of the Notes to Financial Statements, which is non-recurring, is included in these ratios on a non-annualized basis. Had the Funds not received the refund the annualized ratios of net expenses to average net assets and net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses	Ratio of Net Investment Income/
	to Average Net Assets	(Loss) to Average Net Assets
	Year Ended	Year Ended
	October 31, 2017	October 31, 2017
California Fund	2.76%	3.98%
Municipal Fund	2.31%	4.75%
New York Fund	2.75%	3.86%

c	The annualized ratios of distributions on AMPS to average net assets applicable to common stockholders were:

Year Ended
October 31,
2014
California Fund	0.05%
Municipal Fund	0.04%
New York Fund	0.05%

45

Report of Independent Registered Public Accounting Firm

To the Stockholders and Boards of Directors of:
Neuberger Berman California Municipal Fund Inc.
Neuberger Berman Municipal Fund Inc.
Neuberger Berman New York Municipal Fund Inc.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Neuberger Berman California Municipal Fund Inc. (formerly, Neuberger Berman California Intermediate Municipal Fund Inc.), Neuberger Berman Municipal Fund Inc. (formerly, Neuberger Berman Intermediate Municipal Fund Inc.), and Neuberger Berman New York Municipal Fund Inc. (formerly, Neuberger Berman New York Intermediate Municipal Fund Inc.) (collectively referred to as the “Funds”), including the schedules of investments, as of October 31, 2018 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds at October 31, 2018, the results of their operations for the year ended, the changes in net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of the Funds’ internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Neuberger Berman investment companies since 1954.

Boston, Massachusetts
December 21, 2018

46

Distribution Reinvestment Plan

American Stock Transfer & Trust Company, LLC (the “Plan Agent”) will act as Plan Agent for stockholders who have not elected in writing to receive dividends and distributions in cash (each a “Participant”), will open an account for each Participant under the Distribution Reinvestment Plan (“Plan”) in the same name as their then-current shares of the Fund’s common stock (“Shares”) are registered, and will put the Plan into effect for each Participant as of the first record date for a dividend or capital gains distribution.

Whenever the Fund declares a dividend or distribution with respect to the Shares, each Participant will receive such dividends and distributions in additional Shares, including fractional Shares acquired by the Plan Agent and credited to each Participant’s account. If on the payment date for a cash dividend or distribution, the net asset value is equal to or less than the market price per Share plus estimated brokerage commissions, the Plan Agent shall automatically receive such Shares, including fractions, for each Participant’s account. Except in the circumstances described in the next paragraph, the number of additional Shares to be credited to each Participant’s account shall be determined by dividing the dollar amount of the dividend or distribution payable on their Shares by the greater of the net asset value per Share determined as of the date of purchase or 95% of the then-current market price per Share on the payment date.

Should the net asset value per Share exceed the market price per Share plus estimated brokerage commissions on the payment date for a cash dividend or distribution, the Plan Agent or a broker-dealer selected by the Plan Agent shall endeavor, for a purchase period lasting until the last business day before the next date on which the Shares trade on an “ex-dividend” basis, but in no event, except as provided below, more than 30 days after the payment date, to apply the amount of such dividend or distribution on each Participant’s Shares (less their pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open-market purchases in connection with the reinvestment of such dividend or distribution) to purchase Shares on the open market for each Participant’s account. No such purchases may be made more than 30 days after the payment date for such dividend or distribution except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws. If, at the close of business on any day during the purchase period the net asset value per Share equals or is less than the market price per Share plus estimated brokerage commissions, the Plan Agent will not make any further open-market purchases in connection with the reinvestment of such dividend or distribution. If the Plan Agent is unable to invest the full dividend or distribution amount through open-market purchases during the purchase period, the Plan Agent shall request that, with respect to the uninvested portion of such dividend or distribution amount, the Fund issue new Shares at the close of business on the earlier of the last day of the purchase period or the first day during the purchase period on which the net asset value per Share equals or is less than the market price per Share, plus estimated brokerage commissions, such Shares to be issued in accordance with the terms specified in the third paragraph hereof. These newly issued Shares will be valued at the then-current market price per Share at the time such Shares are to be issued.

For purposes of making the reinvestment purchase comparison under the Plan, (a) the market price of the Shares on a particular date shall be the last sales price on the New York Stock Exchange (or if the Shares are not listed on the New York Stock Exchange, such other exchange on which the Shares are principally traded) on that date, or, if there is no sale on such Exchange (or if not so listed, in the over-the-counter market) on that date, then the mean between the closing bid and asked quotations for such Shares on such Exchange on such date and (b) the net asset value per Share on a particular date shall be the net asset value per Share most recently calculated by or on behalf of the Fund. All dividends, distributions and other payments (whether made in cash or Shares) shall be made net of any applicable withholding tax.

Open-market purchases provided for above may be made on any securities exchange where the Fund’s Shares are traded, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. Each Participant’s uninvested funds held by the Plan Agent will not bear interest, and it is understood that, in any event, the Plan Agent shall have no liability in connection with any inability to purchase Shares within 30 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Plan Agent shall have no responsibility as to the value of the Shares acquired for each

47

Participant’s account. For the purpose of cash investments, the Plan Agent may commingle each Participant’s funds with those of other stockholders of the Fund for whom the Plan Agent similarly acts as agent, and the average price (including brokerage commissions) of all Shares purchased by the Plan Agent as Plan Agent shall be the price per Share allocable to each Participant in connection therewith.

The Plan Agent may hold each Participant’s Shares acquired pursuant to the Plan together with the Shares of other stockholders of the Fund acquired pursuant to the Plan in noncertificated form in the Plan Agent’s name or that of the Plan Agent’s nominee. The Plan Agent will forward to each Participant any proxy solicitation material and will vote any Shares so held for each Participant only in accordance with the instructions set forth on proxies returned by the Participant to the Fund.

The Plan Agent will confirm to each Participant each acquisition made for their account as soon as practicable but not later than 60 days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a Share, no certificates for a fractional Share will be issued. However, dividends and distributions on fractional Shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Agent will adjust for any such undivided fractional interest in cash at the market value of the Shares at the time of termination, less the pro rata expense of any sale required to make such an adjustment.

Any Share dividends or split Shares distributed by the Fund on Shares held by the Plan Agent for Participants will be credited to their accounts. In the event that the Fund makes available to its stockholders rights to purchase additional Shares or other securities, the Shares held for each Participant under the Plan will be added to other Shares held by the Participant in calculating the number of rights to be issued to each Participant.

The Plan Agent’s service fee for handling capital gains and other distributions or income dividends will be paid by the Fund. Participants will be charged their pro rata share of brokerage commissions on all open-market purchases.

Each Participant may terminate their account under the Plan by notifying the Plan Agent in writing. Such termination will be effective immediately if the Participant’s notice is received by the Plan Agent not less than ten days prior to any dividend or distribution record date, otherwise such termination will be effective the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be terminated by the Plan Agent or the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund.

These terms and conditions may be amended or supplemented by the Plan Agent or the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Agent receives written notice of the termination of their account under the Plan. Any such amendment may include an appointment by the Plan Agent in its place and stead of a successor Plan Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Agent under these terms and conditions. Upon any such appointment of any Plan Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Plan Agent, for each Participant’s account, all dividends and distributions payable on Shares held in their name or under the Plan for retention or application by such successor Plan Agent as provided in these terms and conditions.

The Plan Agent shall at all times act in good faith and agrees to use its best efforts within reasonable limits to ensure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Agent’s negligence, bad faith, or willful misconduct or that of its employees. These terms and conditions are governed by the laws of the State of Maryland.

48

Reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., reinvestment in additional Shares does not relieve stockholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. Participants should contact their tax professionals for information on how the Plan impacts their personal tax situation. For additional information about the Plan, please contact the Plan Agent by telephone at 1-866-227-2136 or by mail at 6201 15th Avenue, Brooklyn, NY, 11219 or online at www.astfinancial.com.

49

Directory

Investment Manager and Administrator	Plan Agent
Neuberger Berman Investment Advisers LLC	American Stock Transfer & Trust Company, LLC
1290 Avenue of the Americas	Plan Administration Department
New York, NY 10104-0002	P.O. Box 922
877.461.1899 or 212.476.8800	Wall Street Station
New York, NY 10269-0560

Custodian	Overnight correspondence should be sent to:
State Street Bank and Trust Company	American Stock Transfer & Trust Company, LLC
One Lincoln Street	6201 15th Avenue
Boston, MA 02111	Brooklyn, NY 11219

Transfer Agent	Legal Counsel
American Stock Transfer & Trust Company, LLC	K&L Gates LLP
6201 15th Avenue	1601 K Street, NW
Brooklyn, NY 11219	Washington, DC 20006-1600

Independent Registered Public Accounting Firm
Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

50

Directors and Officers

The following tables set forth information concerning the Directors and Officers of each of the Funds. All persons named as Directors and Officers also serve in similar capacities for other funds administered or managed by NBIA (formerly, Neuberger Berman Fixed Income LLC (“NBFI”) and including predecessor entities). Each Fund’s Statement of Additional Information includes additional information about the Directors as of the time of the Fund’s most recent public offering and is available upon request, without charge, by calling (877) 461-1899.

Information about the Board of Directors

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
Overseen by
Director

CLASS I

Independent Directors

Marc Gary (1952)	Director since 2015	Executive Vice Chancellor and Chief Operating Officer, Jewish Theological Seminary, since 2012; formerly, Executive Vice President and General Counsel, Fidelity Investments, 2007 to 2012; formerly, Executive Vice President and General Counsel, BellSouth Corporation, 2004 to 2007; formerly, Vice President and Associate General Counsel, BellSouth Corporation, 2000 to 2004; formerly, Associate, Partner, and National Litigation Practice Co-Chair, Mayer, Brown LLP, 1981 to 2000; formerly, Associate Independent Counsel, Office of Independent Counsel, 1990 to 1992.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

51

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)	Number of	Other Directorships Held
and Address(1)	and Length of		Funds in	Outside Fund Complex
	Time Served(2)		Fund Complex	by Director(3)
			Overseen by
			Director

Michael M. Knetter (1960)	Director since 2007	President and Chief Executive Officer, University of Wisconsin Foundation, since October 2010; formerly, Dean, School of Business, University of Wisconsin - Madison; formerly, Professor of International Economics and Associate Dean, Amos Tuck School of Business - Dartmouth College, 1998 to 2002.	57

Board Member, American Family Insurance (a mutual company, not publicly traded), since March 2009; formerly, Trustee, Northwestern Mutual Series Fund, Inc., 2007 to 2011; formerly, Director, Wausau Paper, 2005 to 2011; formerly, Director, Great Wolf Resorts, 2004 to 2009.

Peter P. Trapp (1944)	Director since 2002	Retired; formerly, Regional Manager for Mid-Southern Region, Ford Motor Credit Company, September 1997 to 2007; formerly, President, Ford Life Insurance Company, April 1995 to August 1997.	57	None.

Director who is an “Interested Person”

Robert Conti* (1956)	Director since 2008; formerly, Chief Executive Officer and President 2008 to 2018	Formerly, Managing Director, Neuberger Berman BD LLC (“Neuberger Berman”), 2007 to 2018; formerly, President—Mutual Funds, NBIA, 2008 to 2018; formerly, Senior Vice President, Neuberger Berman, 2003 to 2006; formerly, Vice President, Neuberger Berman, 1999 to 2003.	57	Director, Staten Island Mental Health Society, since 1994; formerly, Chairman of the Board, Staten Island Mental Health Society, 2008 to 2011.

52

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS II

Independent Directors

Michael J. Cosgrove (1949)	Director since 2015	President, Carragh Consulting USA, since 2014; formerly, Executive, General Electric Company, 1970 to 2014, including President, Mutual Funds and Global Investment Programs, GE Asset Management, 2011 to 2014, President and Chief Executive Officer, Mutual Funds and Intermediary Business, GE Asset Management, 2007 to 2011, President, Institutional Sales and Marketing, GE Asset Management, 1998 to 2007, and Chief Financial Officer, GE Asset Management, and Deputy Treasurer, GE Company, 1988 to 1993.	57

Director, America Press, Inc. (not-for-profit Jesuit publisher), since 2015; Director, Fordham University, since 2001; formerly, Director, The Gabelli Go Anywhere Trust, June 2015 to June 2016; formerly, Director, Skin Cancer Foundation (not-for-profit), 2006 to 2015; formerly, Director, GE Investments Funds, Inc., 1997 to 2014; formerly, Trustee, GE Institutional Funds, 1997 to 2014; formerly, Director, GE Asset Management, 1988 to 2014; formerly, Director, Elfun Trusts, 1988 to 2014; formerly, Trustee, GE Pension & Benefit Plans, 1988 to 2014.

Deborah C. McLean (1954)	Director since 2015	Member, Circle Financial Group (private wealth management membership practice), since 2011; Managing Director, Golden Seeds LLC (an angel investing group), since 2009; Adjunct Professor, Columbia University School of International and Public Affairs, since 2008; formerly, Visiting Assistant Professor, Fairfield University, Dolan School of Business, Fall 2007; formerly, Adjunct Associate Professor of Finance, Richmond, The American International University in London, 1999 to 2007.	57

Board member, Norwalk Community College Foundation, since 2014; Dean’s Advisory Council, Radcliffe Institute for Advanced Study, since 2014; formerly, Director and Treasurer, At Home in Darien (not-for-profit), 2012 to 2014; formerly, Director, National Executive Service Corps (not-for-profit), 2012 to 2013; formerly, Trustee, Richmond, The American International University in London, 1999 to 2013.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

George W. Morriss (1947)	Director since 2007	Adjunct Professor, Columbia University School of International and Public Affairs, since October 2012; formerly, Executive Vice President and Chief Financial Officer, People’s United Bank, Connecticut (a financial services company), 1991 to 2001.	57

Formerly, Trustee, Steben Alternative Investment Funds, Steben Select Multi- Strategy Fund, and Steben Select Multi-Strategy Master Fund, 2013 to 2017; formerly, Treasurer, National Association of Corporate Directors, Connecticut Chapter, 2011 to 2015; formerly, Manager, Larch Lane Multi-Strategy Fund complex (which consisted of three funds), 2006 to 2011; formerly, Member, NASDAQ Issuers’ Affairs Committee, 1995 to 2003.

Tom D. Seip (1950)	Director since 2002; Chairman of the Board since 2008; formerly Lead Independent Director from 2006 to 2008	Formerly, Managing Member, Ridgefield Farm LLC (a private investment vehicle), 2004 to 2016; formerly, President and CEO, Westaff, Inc. temporary staffing), May 2001 to January 2002; formerly, Senior Executive, The Charles Schwab Corporation, 1983 to 1998, including Chief Executive Officer, Charles Schwab Investment Management, Inc.; Trustee, Schwab Family of Funds and Schwab Investments, 1997 to 1998; and Executive Vice President-Retail Brokerage, Charles Schwab & Co., Inc., 1994 to 1997.	57

Formerly, Director, H&R Block, Inc. (tax services company), 2001 to 2018; formerly, Director, Talbot Hospice Inc., 2013 to 2016; formerly, Chairman, Governance and Nominating Committee, H&R Block, Inc., 2011 to 2015; formerly, Chairman, Compensation Committee, H&R Block, Inc., 2006 to 2010; formerly, Director, Forward Management, Inc. (asset management company), 1999 to 2006.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

CLASS III

Independent Directors

Martha C. Goss (1949)	Director since 2007

President, Woodhill Enterprises Inc./Chase Hollow Associates LLC (personal investment vehicle), since 2006; formerly, Consultant, Resources Global Professionals (temporary staffing), 2002 to 2006; formerly, Chief Financial Officer, Booz-Allen & Hamilton, Inc., 1995 to 1999; formerly, Enterprise Risk Officer, Prudential Insurance, 1994 to 1995; formerly, President, Prudential Asset Management Company, 1992 to 1994; formerly, President, Prudential Power Funding (investments in electric and gas utilities and alternative energy projects), 1989 to 1992; formerly, Treasurer, Prudential Insurance Company, 1983 to 1989.

57

Director, American Water (water utility), since 2003; Director, Allianz Life of New York (insurance), since 2005; Director, Berger Group Holdings, Inc. (engineering consulting firm), since 2013; Director, Financial Women’s Association of New York (not-for-profit association), since 2003; Trustee Emerita, Brown University, since 1998; Director, Museum of American Finance (not-for-profit), since 2013; formerly, Non-Executive Chair and Director, Channel Reinsurance (financial guaranty reinsurance), 2006 to 2010; formerly, Director, Ocwen Financial Corporation (mortgage servicing), 2005 to 2010; formerly, Director, Claire’s Stores, Inc. (retailer), 2005 to 2007; formerly, Director, Parsons Brinckerhoff Inc. (engineering consulting firm), 2007 to 2010; formerly, Director, Bank Leumi (commercial bank), 2005 to 2007; formerly, Advisory Board Member, Attensity (software developer), 2005 to 2007.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

James G. Stavridis (1955)	Director since 2015	Commentator, NBC News, since 2015; Dean, Fletcher School of Law and Diplomacy, Tufts University since 2013; formerly, Admiral, United States Navy, 2006 to 2013, including Supreme Allied Commander, NATO and Commander, European Command, 2009 to 2013, and Commander, United States Southern Command, 2006 to 2009.	57

Director, American Water (water utility), since 2018; Director, NFP Corp. (insurance broker and consultant), since 2017; Director, Utilidata Inc., since 2015; Director, U.S. Naval Institute, since 2014; Director, Onassis Foundation USA, since 2014; Director, BMC Software Federal, LLC, since 2014; Director, Vertical Knowledge, LLC, since 2013; formerly, Director, Navy Federal Credit Union, 2000-2002.

Candace L. Straight (1947)	Director since 2002	Private investor and consultant specializing in the insurance industry; formerly, Advisory Director, Securitas Capital LLC (a global private equity investment firm dedicated to making investments in the insurance sector), 1998 to 2003.	57

Formerly, Public Member, Board of Governors and Board of Trustees, Rutgers University, 2011 to 2016; formerly, Director, Montpelier Re Holdings Ltd. (reinsurance company), 2006 to 2015; formerly, Director, National Atlantic Holdings Corporation (property and casualty insurance company), 2004 to 2008; formerly, Director, The Proformance Insurance Company (property and casualty insurance company), 2004 to 2008; formerly, Director, Providence Washington Insurance Company (property and casualty insurance company), 1998 to 2006; formerly, Director, Summit Global Partners (insurance brokerage firm), 2000 to 2005.

Name, (Year of Birth), and Address(1)	Position(s) and Length of Time Served(2)	Principal Occupation(s)(3)	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held Outside Fund Complex by Director(3)

Director who is an “Interested Person”

Joseph V. Amato* (1962)	Chief Executive Officer and President since 2018 and Director since 2009

President and Director, Neuberger Berman Group LLC, since 2009; President and Chief Executive Officer, Neuberger Berman and Neuberger Berman Holdings LLC (including its predecessor, Neuberger Berman Inc.), since 2007; Chief Investment Officer (Equities) and President (Equities), Neuberger Berman Investment Advisers LLC (“NBIA”) (formerly, Neuberger Berman Fixed Income LLC (“NBFI”) and including predecessor entities), since 2007, and Board Member of NBIA since 2006; formerly, Global Head of Asset Management of Lehman Brothers Holdings Inc.’s (“LBHI”) Investment Management Division, 2006 to 2009; formerly, member of LBHI’s Investment Management Division’s Executive Management Committee, 2006 to 2009; formerly, Managing Director, Lehman Brothers Inc. (“LBI”), 2006 to 2008; formerly, Chief Recruiting and Development Officer, LBI, 2005 to 2006; formerly, Global Head of LBI’s Equity Sales and a Member of its Equities Division Executive Committee, 2003 to 2005; President and Chief Executive Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

57

Member of Board of Advisors, McDonough School of Business, Georgetown University, since 2001; Member of New York City Board of Advisors, Teach for America, since 2005; Trustee, Montclair Kimberley Academy (private school), since 2007; Member of Board of Regents, Georgetown University, since 2013.

(1)	The business address of each listed person is 1290 Avenue of the Americas, New York, NY 10104.

(2)	The Board shall at all times be divided as equally as possible into three classes of Directors designated Class I, Class II and Class III. The terms of office of Class I, Class II and Class III Directors shall expire at the annual meeting of stockholders held in 2021, 2019 and 2020, respectively, and at each third annual meeting of stockholders thereafter.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

*	Indicates a Director who is an “interested person” within the meaning of the 1940 Act. Mr. Amato is an interested person of the Fund by virtue of the fact that he is an officer of NBIA and/or its affiliates. Mr. Conti is an interested person of the Fund by virtue of the fact that he was an officer of NBIA and/or its affiliates until June 2018.

58

Information about the Officers of the Fund

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)
and Address(1)	and Length of
Time Served(2)

Claudia A. Brandon (1956)	Executive Vice President since 2008 and Secretary since 2002

Senior Vice President, Neuberger Berman, since 2007 and Employee since 1999; Senior Vice President, NBIA, since 2008 and Assistant Secretary since 2004; formerly, Vice President, Neuberger Berman, 2002 to 2006; formerly, Vice President - Mutual Fund Board Relations, NBIA, 2000 to 2008; formerly, Vice President, NBIA, 1986 to 1999 and Employee, 1984 to 1999; Executive Vice President and Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Agnes Diaz (1971)	Vice President since 2013

Senior Vice President, Neuberger Berman, since 2012; Senior Vice President, NBIA, since 2012 and Employee since 1996; formerly, Vice President, Neuberger Berman, 2007 to 2012; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony DiBernardo (1979)	Assistant Treasurer since 2011

Senior Vice President, Neuberger Berman, since 2014; Senior Vice President, NBIA, since 2014, and Employee since 2003; formerly, Vice President, Neuberger Berman, 2009 to 2014; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Savonne Ferguson (1973)	Chief Compliance Officer since 2018

Senior Vice President, Chief Compliance Officer (Mutual Funds) and Associate General Counsel, NBIA, since November 2018; formerly, Vice President T. Rowe Price Group, Inc. (2018), Vice President and Senior Legal Counsel, T. Rowe Price Associates, Inc. (2014-2018), Vice President and Director of Regulatory Fund Administration, PNC Capital Advisors, LLC (2009-2014), Secretary, PNC Funds and PNC Advantage Funds (2010-2014); Chief Compliance Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Corey A. Issing (1978)	Chief Legal Officer since 2016 (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002)

General Counsel and Head of Compliance - Mutual Funds since 2016 and Managing Director, NBIA, since 2017; formerly, Associate General Counsel (2015 to 2016), Counsel (2007 to 2015), Senior Vice President (2013-2016), Vice President (2009 - 2013); Chief Legal Officer (only for purposes of sections 307 and 406 of the Sarbanes-Oxley Act of 2002), twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Sheila R. James (1965)	Assistant Secretary since 2002

Vice President, Neuberger Berman, since 2008 and Employee since 1999; Vice President, NBIA, since 2008; formerly, Assistant Vice President, Neuberger Berman, 2007; Employee, NBIA, 1991 to 1999; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

59

Name, (Year of Birth),	Position(s)	Principal Occupation(s)(3)
and Address(1)	and Length of
Time Served(2)

Brian Kerrane (1969)	Chief Operating Officer since 2015 and Vice President since 2008

Managing Director, Neuberger Berman, since 2013; Chief Operating Officer - Mutual Funds and Managing Director, NBIA, since 2015; formerly, Senior Vice President, Neuberger Berman, 2006 to 2014; Vice President, NBIA, 2008 to 2015 and Employee since 1991; Chief Operating Officer, ten registered investment companies for which NBIA acts as investment manager and/or administrator; Vice President, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Anthony Maltese (1959)	Vice President since 2015

Senior Vice President, Neuberger Berman, since 2014 and Employee since 2000; Senior Vice President, NBIA, since 2014; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

Josephine Marone (1963)	Assistant Secretary since 2017	Senior Paralegal, Neuberger Berman, since 2007 and Employee since 2007; Assistant Secretary, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Owen F. McEntee, Jr. (1961)	Vice President since 2008

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1992; Vice President, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

John M. McGovern (1970)	Treasurer and Principal Financial and Accounting Officer since 2005

Senior Vice President, Neuberger Berman, since 2007; Senior Vice President, NBIA, since 2007 and Employee since 1993; formerly, Vice President, Neuberger Berman, 2004 to 2006; formerly, Assistant Treasurer, 2002 to 2005; Treasurer and Principal Financial and Accounting Officer, twenty-six registered investment companies for which NBIA acts as investment manager and/or administrator.

Frank Rosato (1971)	Assistant Treasurer since 2005

Vice President, Neuberger Berman, since 2006; Vice President, NBIA, since 2006 and Employee since 1995; Assistant Treasurer, ten registered investment companies for which NBIA acts as investment manager and/or administrator.

(1)	The business address of each listed person is 1290 Avenue of the Americas New York, NY 10104.

(2)	Pursuant to the Bylaws of the Fund, each officer elected by the Directors shall hold office until his or her successor shall have been elected and qualified or until his or her earlier death, inability to serve, or resignation. Officers serve at the pleasure of the Directors and may be removed at any time with or without cause.

(3)	Except as otherwise indicated, each individual has held the positions shown during at least the last five years.

60

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC’s website, at www.sec.gov. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC’s website at www.sec.gov, and on Management’s website at www.nb.com.

Quarterly Portfolio Schedule

Each Fund files a complete schedule of portfolio holdings with the SEC’s for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

61

Notice to Stockholders

In early 2019 you will receive information to be used in filing your 2018 tax returns, which will include a notice of the exact tax status of all distributions paid to you by each Fund during calendar year 2018. Please consult your own tax advisor for details as to how this information should be reflected on your tax returns.

For the fiscal year ended October 31, 2018, the percentages representing the portion of distributions from net investment income, which are exempt from federal income tax, other than alternative minimum tax, are as follows:

Neuberger Berman
California Fund	99.70%
Municipal Fund	99.00%
New York Fund	98.19%

62

Report of Votes of Stockholders

The annual meeting of stockholders was held on September 6, 2018. Stockholders voted to elect four Class I Directors to serve until the annual meeting of stockholders in 2021, or until their successors are elected and qualified. Class II Directors (which include Michael J. Cosgrove, Deborah C. McLean, George W. Morriss and Tom D. Seip) and the Class III Directors (which include Joseph V. Amato, Martha C. Goss, James G. Stavridis and Candace L. Straight) continue to hold office until the annual meeting in 2019 and 2020, respectively.

To elect four Class I Directors to serve until the annual meeting of stockholders in 2021 or until their successors are elected and qualified.

CALIFORNIA FUND
		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Robert Conti	4,934,304	196,248	—	—
Marc Gary	4,934,304	196,248	—	—
Michael M. Knetter	4,934,304	196,248	—	—

		Votes		Broker
Shares of Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Peter P. Trapp	590	—	—	—

MUNICIPAL FUND
		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Robert Conti	17,836,234	329,399	—	—
Marc Gary	17,835,660	329,973	—	—
Michael M. Knetter	17,835,660	329,973	—	—

		Votes		Broker
Shares of Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Peter P. Trapp	1,794	—	—	—

NEW YORK FUND
		Votes		Broker
Shares of Common and Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Robert Conti	4,258,478	450,999	—	—
Marc Gary	4,258,478	450,999	—	—
Michael M. Knetter	4,274,399	435,078	—	—

		Votes		Broker
Shares of Preferred Stock	Votes For	Withheld	Abstentions	Non-Votes
Peter P. Trapp	483	—	—	—

63

Board Consideration of the Management Agreements

On an annual basis, the Boards of Directors (each, a “Board” and, collectively, the “Boards”) of Neuberger Berman California Municipal Fund Inc., Neuberger Berman Municipal Fund Inc., and Neuberger Berman New York Municipal Fund Inc. (each, a “Fund” and, collectively, the “Funds”),1 including the Directors who are not “interested persons” of the Funds or of Neuberger Berman Investment Advisers LLC (“Management”) (including its affiliates) (“Independent Fund Directors”), consider whether to continue each Fund’s management agreement with Management (the “Agreements” and, with respect to each Fund, the “Agreement”). Throughout the process, the Independent Fund Directors are advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management (“Independent Counsel”). At a meeting held on October 11, 2018, the Boards, including the Independent Fund Directors, approved the continuation of the Agreement for each Fund.

In evaluating the Agreements, the Boards, including the Independent Fund Directors, reviewed extensive materials provided by Management in response to questions submitted by the Independent Fund Directors and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations, and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Boards to ensure that Management has time to respond to any questions the Independent Fund Directors may have on their initial review of the materials and that the Independent Fund Directors have time to consider those responses.

In connection with its deliberations, each Board also considered the broad range of information relevant to the annual contract review that is provided to each Board (including its various standing committees) at meetings throughout the year, including reports on investment performance, portfolio risk, and other portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; quality and cost of portfolio trade execution; compliance; and stockholder and other services provided by Management and its affiliates. A Contract Review Committee, which is comprised of Independent Fund Directors, was established by each Board to assist in its deliberations regarding the annual contract review. The Boards have also established other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance or compliance matters, and that are charged with specific responsibilities regarding the annual contract review. Those committees provide reports to the Contract Review Committees and the full Boards, which consider that information as part of the annual contract review process. Each Board’s Contract Review Committee annually considers and updates the questions it asks of Management in light of legal advice furnished to them by Independent Counsel; their own business judgment; and developments in the industry, in the markets, in fund regulation and litigation, and in Management’s business model.

The Independent Fund Directors received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committees and the Independent Fund Directors met with Independent Counsel separately from representatives of Management.

Provided below is a description of the Boards’ contract approval process and material factors that the Boards considered at their meetings regarding renewals of the Agreements and the compensation to be paid thereunder. In connection with their approval of the continuation of the Agreements, the Boards evaluated the terms of the Agreements, the overall fairness of the Agreements to the Funds and whether the Agreements were in the best interests of the Funds and Fund stockholders. Each Board’s determination to approve the continuation of the related Agreement was based on a comprehensive consideration of all information provided to each Board throughout the year and specifically in connection with the annual contract review. Each Board considered the related Fund’s investment management agreement separately from those of the other Funds.

(1)	Prior to August 28, 2018, the Funds were named Neuberger Berman California Intermediate Municipal Fund Inc., Neuberger Berman Intermediate Municipal Fund Inc., and Neuberger Berman New York Intermediate Municipal Fund Inc., respectively.

This description is not intended to include all of the factors considered by the Boards. The Boards’ members did not identify any particular information or factor that was all-important or controlling, and each Director may have attributed different weights to the various factors. The Boards focused on the costs and benefits of each Agreement to each Fund and, through each Fund, its stockholders.

Nature, Extent, and Quality of Services

With respect to the nature, extent, and quality of the services provided, each Board considered the investment philosophy and decision-making processes of, and the qualifications, experience, and capabilities of, and the resources available to, the portfolio management personnel of Management who perform services for the related Fund. The Boards noted that Management also provides certain administrative services, including fund accounting and compliance services. The Boards also considered Management’s policies and practices regarding trade execution, transaction costs, and allocation of portfolio transactions and reviewed the quality of the execution services that Management had provided. Moreover, the Boards considered Management’s approach to potential conflicts of interest both generally and between each Fund’s investments and those of other funds or accounts managed by Management. The Boards also noted that Management had increased its research capabilities with respect to environmental, social, and corporate governance matters and how those factors may relate to investment performance.

The Boards noted the extensive range of services that Management provides to the Funds beyond the investment management services. The Boards noted that Management is also responsible for monitoring compliance with each Fund’s investment objectives, policies, and restrictions, as well as compliance with applicable law, including implementing rulemaking initiatives of the U.S. Securities and Exchange Commission. In addition, the Boards considered that Management has developed a leverage structure for the Funds tailored to each Fund’s investment strategy and needs, has monitored each Fund’s ongoing compliance with legal and other restrictions associated with its leverage, and has recommended changes in and/or amendments to the amount or structure of its leverage over time. The Boards considered that Management assumes significant ongoing risks with respect to each Fund, for which it is entitled to reasonable compensation. Specifically, Management’s responsibilities include continual management of investment, operational, enterprise, legal, regulatory, and compliance risks as they relate to the Funds, and the Boards consider on a regular basis information regarding Management’s processes for monitoring and managing risk. In addition, the Boards noted that when Management launches a new fund, it assumes entrepreneurial risk with respect to that fund, and that some funds have been liquidated without ever having been profitable to Management.

The Boards also noted Management’s activities under its contractual obligation to oversee the Funds’ various outside service providers, including its renegotiation of certain service providers’ fees and its evaluation of service providers’ infrastructure, cybersecurity programs, compliance programs, and business continuity programs, among other matters. The Boards also considered Management’s ongoing development of its own infrastructure and information technology to support the Funds through, among other things, cybersecurity, business continuity planning, and risk management. In addition, the Boards noted the positive compliance history of Management, as no significant compliance problems were reported to the Boards with respect to Management. The Boards also considered the general structure of the portfolio managers’ compensation and whether this structure provides appropriate incentives to act in the best interests of the Funds. The Boards also considered the ability of Management to attract and retain qualified personnel to service the Funds.

As in past years, the Boards also considered the manner in which Management addressed various matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Boards considered actions taken by Management in response to recent market conditions, such as regulatory concerns about changes in fixed-income market liquidity and potential volatility, and considered the overall performance of Management in this context. The Boards also noted that Management actively monitors any discount from net asset value per share at which the Funds’ common stock trades and evaluates potential ways to reduce the discount and potential impacts on the discount, including the level of distributions that the Funds pay. The Boards likewise took into account that Management monitors, to the extent information is publicly available, events that may disrupt each Fund’s long-term investment program.

Fund Performance

The Boards requested a report from an outside consulting firm that specializes in the analysis of fund industry data that compared each Fund’s performance, along with its fees and other expenses, to a group of industry peers and a broader universe of funds pursuing generally similar strategies with the same investment classification and/or objective. The Boards considered each Fund’s performance and fees in light of the limitations inherent in the methodology for constructing such comparative groups and determining which investment companies should be included in the comparative groups.

With respect to investment performance, the Boards considered information regarding each Fund’s short-, intermediate- and long-term performance, net of each Fund’s fees and expenses, both on an absolute basis and relative to an appropriate benchmark index that does not deduct the fees or expenses of investing, compared to the performance of the industry peer group and a broader universe of funds, each constructed by the consulting firm. The Boards also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers.

The Board for Neuberger Berman New York Municipal Fund Inc. identified the Fund as having underperformed its benchmark index, industry peer group, and broader universe of funds to an extent, and over a period of time, that the Board felt warranted additional inquiry, and discussed with Management the Fund’s performance, potential reasons for the underperformance, and steps that Management had taken, or intended to take, to improve performance. The Board’s Closed-End Funds Committee also met with the portfolio managers of the Fund during the 12 months prior to voting on the contract renewal to discuss the Fund’s performance and distribution levels. The Board also considered Management’s responsiveness with respect to the lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of the Agreement and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreement notwithstanding the Fund’s underperformance.

Fee Rates, Profitability, and Fall-out Benefits

With respect to the overall fairness of each Agreement, the Boards considered the fee structure for each Fund under each Agreement as compared to the peer group provided by the consulting firm. The Boards reviewed a comparison of each Fund’s management fee to a peer group of comparable funds. The Boards noted that the comparative management fee analysis includes, in each Fund’s management fee, the separate administrative fees paid to Management. However, the Boards noted that some funds in the peer group pay directly from fund assets for certain services that Management covers out of the administration fees for the Funds. Accordingly, the Boards also considered each Fund’s total expense ratio as compared with its peer group as a way of taking account of these differences.

The Boards considered each Fund’s contractual management fee on managed assets (generally consisting of net assets plus leverage proceeds) and the actual management fee on managed assets as a percentage of assets attributable to common stockholders as compared to each Fund’s peer group. The Boards were aware of the additional expenses borne by common stockholders as a result of each Fund’s leveraged structure.

In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to that Fund, the Boards reviewed specific data as to Management’s estimated profit or loss on each Fund for a recent period on a pre-tax basis without regard to distribution expenses, but including year-over-year changes in each of Management’s reported expense categories. (The Boards also reviewed data on Management’s estimated profit or loss on each Fund after distribution/servicing expenses and taxes were factored in, as indicators of the health of the business and the extent to which Management is directing its profits into the growth of the business.) The Boards considered the cost allocation methodology that Management used in developing its estimated profitability figures. In 2017, each Board engaged an independent forensic accountant to review the profitability methodology utilized by Management when preparing this information and discussed with the consultant its conclusion that Management’s process for calculating and reporting its estimated profit or loss was not unreasonable. Recognizing that there is no uniform methodology within the asset management industry for determining profitability for this purpose and that the use of different reasonable methodologies can give rise to different profit and loss results, the Boards requested from Management examples of profitability calculated by different methods and noted that the estimated profitability levels were still reasonable when calculated by these other methods. The Boards further noted Management’s representation that its estimate of profitability is derived using methodology that is consistent with the methodology used to assess and/or report measures of profitability elsewhere at the firm. In addition, the Boards recognized that Management’s calculations regarding its costs may not reflect all risks, including regulatory, legal, operational, reputational, and, where appropriate, entrepreneurial risks, associated with offering and managing a closed-end fund in the current regulatory and market environment. The Boards also considered any fall-out (i.e., indirect) benefits likely to accrue to Management or its affiliates from their relationship with each Fund. The Boards recognized that Management and its affiliates should be entitled to earn a reasonable level of profits for services they provide to each Fund and, based on its review, concluded that Management’s reported level of estimated profitability on each Fund was reasonable.

Information Regarding Services to Other Clients

The Boards also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies, and strategies that were similar to those of any of the Funds. The Boards compared the fees charged to the Funds to the fees charged to such comparable funds. The Boards considered the appropriateness and reasonableness of any differences between the fees charged to each Fund and such comparable funds, and determined that differences in fees and fee structures were consistent with the differences in the management and other services provided. The Boards explored with Management its assertion that although, generally, the rates of fees paid by such accounts were lower than the fee rates paid by the corresponding Funds, the differences reflected Management’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to creation and sponsorship of the Funds.

Economies of Scale

The Boards also evaluated apparent or anticipated economies of scale in relation to the services Management provides to the Funds. The Boards noted that there is little expectation that closed-end funds will show significant economies of scale, as these funds do not typically sell additional shares or materially increase total assets by increasing leverage. The Boards also considered that Management has provided, at no added cost to the Funds, certain additional services, including but not limited to, services required by new regulations or regulatory interpretations, services impelled by changes in the securities markets or the business landscape, and/or services requested by the Boards. The Boards considered that this is a way of sharing economies of scale with each Fund and its stockholders.

Fund-by-Fund Analysis

With regard to the investment performance of each Fund and the fees charged to each Fund, the Boards considered the following information. The broader universes of funds referenced in this section are those identified by the consulting firm, as discussed above, and the risk/return ratios referenced are the Sharpe ratios provided by the consulting firm. In the case of underperformance for Neuberger Berman New York Municipal Fund Inc., the Board considered the magnitude of that underperformance relative to the broader universe and the benchmark (e.g., the amount by which the Fund underperformed, including, for example, whether the Fund slightly underperformed or significantly underperformed its benchmark). With respect to performance quintile rankings for a Fund compared to its broader universe (“Performance Universe”), the first quintile represents the highest (best) performance and the fifth quintile represents the lowest performance. With respect to the quintile rankings for fees and total expenses (net of waivers or other adjustments, if any) for a Fund compared to its peer group (“Expense Group”), the first quintile represents the lowest fees and/or total expenses and the fifth quintile represents the highest fees and/or total expenses.

●	Neuberger Berman California Municipal Fund Inc. – The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the second quintile for the 1- and 10-year periods and the first quintile for the 3- and 5-year periods. The Board noted that the benchmark is a nationwide index of municipal securities and that the Fund’s relative performance may have been affected by the way in which the market for California municipal securities performed versus the nationwide average. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the first quintile, the actual management fee ranked in the second quintile, and total expenses ranked in the fourth quintile. In determining to renew the Management Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different leverage structures.

●	Neuberger Berman Municipal Fund Inc. – The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the first quintile for the 1-, 3-, 5-, and 10-year periods. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the first quintile, the actual management fee ranked in the second quintile, and total expenses ranked in the fifth quintile. In determining to renew the Management Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different leverage structures.

●	Neuberger Berman New York Municipal Fund Inc. – The Board considered that, based on performance data for the periods ended December 31, 2017: (1) as compared to its benchmark, the Fund’s performance was higher for the 1-, 3-, 5-, and 10-year periods; and (2) as compared to its Performance Universe, the Fund's performance was in the fourth quintile for the 1-, 3-, and 5-year periods and the fifth quintile for the 10-year period. The Board noted that the benchmark is a nationwide index of municipal securities and that the Fund’s relative performance may have been affected by the way in which the market for New York municipal securities performed versus the nationwide average. The Board considered that, as compared to its Expense Group, the Fund’s contractual management fee ranked in the second quintile, the actual management fee ranked in the second quintile, and total expenses ranked in the fourth quintile. In determining to renew the Management Agreement, the Board took into account Management’s representations regarding the effect that the cost of leverage had on the Fund’s total expenses relative to its peers with different leverage structures. The Board also noted the Fund’s outperformance versus its benchmark during the 7-month period ending July 31, 2018.

Conclusions

In approving the continuation of Agreements, the Boards concluded that, in their business judgment, the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its stockholders. In reaching this determination, the Boards considered that Management could be expected to continue to provide a high level of service to each Fund; that the performance of the Funds was satisfactory over time, or, in the case of Neuberger Berman New York Municipal Fund Inc., that the Board retained confidence in Management’s capabilities to manage the Fund; that each Fund’s fee structure appeared to the Boards to be reasonable given the nature, extent, and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Boards’ conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Boards’ ongoing regular review of each Fund’s performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104-0002 Internal Sales & Services 877.461.1899 www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of stockholders and is not an offer for shares of the Funds.

H0649 12/18

Item 2. Code of Ethics.
The Board of Directors (“Board”) of Neuberger Berman California Municipal Fund Inc. (“Registrant” or “Fund”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).

Item 3. Audit Committee Financial Expert.

The Board has determined that the Registrant has three audit committee financial experts serving on its audit committee. The Registrant’s audit committee financial experts are Michael J. Cosgrove, Martha C. Goss, and Deborah C. McLean.  Mr. Cosgrove, Ms. Goss, and Ms. McLean are independent directors as defined by Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Ernst & Young LLP (“E&Y”) serves as the independent registered public accounting firm to the Registrant.

(a) Audit Fees
The aggregate fees billed for professional services rendered by E&Y for the audit of the annual financial statements or services that are normally provided by E&Y in connection with statutory and regulatory filings or engagements were $47,485 and $47,485 for the fiscal years ended 2017 and 2018, respectively.

(b) Audit-Related Fees
The aggregate fees billed to the Registrant for assurance and related services by E&Y that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported above in Audit Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for assurance and related services by E&Y that are reasonably related to the performance of the audit that the Audit

Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by

E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(c) Tax Fees
The aggregate fees billed to the Registrant for professional services rendered by E&Y for tax compliance, tax advice, and tax planning were $10,200 and $10,200 for the fiscal years ended 2017 and 2018, respectively.  The nature of the services provided includes preparation of the Federal and State tax extensions and tax returns, review of annual excise tax calculations, and preparation of form 8613, in addition to assistance with Internal Revenue Code and tax regulation requirements for fund investments.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for professional services rendered by E&Y for tax compliance, tax advice, and tax planning that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(d) All Other Fees
The aggregate fees billed to the Registrant for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

The fees billed to other entities in the investment company complex for products and services provided by E&Y, other than services reported in Audit Fees, Audit-Related Fees, and Tax Fees, that the Audit Committee was required to approve because the engagement related directly to the operations and financial reporting of the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.  The Audit Committee approved 0% and 0% of these services provided by E&Y for the fiscal years ended 2017 and 2018, respectively, pursuant to the waiver provisions of Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(e) Audit Committee’s Pre-Approval Policies and Procedures
(1) The Audit Committee’s pre-approval policies and procedures for the Registrant to engage an accountant to render audit and non-audit services delegate to each member of the Committee the power to pre-approve services between meetings of the Committee.

(2) None of the services described in paragraphs (b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Hours Attributed to Other Persons

Not applicable.

(g) Non-Audit Fees

Non-audit fees billed by E&Y for services rendered to the Registrant were $10,200 and $10,200 for the fiscal years ended 2017 and 2018, respectively.

Non-audit fees billed by E&Y for services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant were $0 and $0 for the fiscal years ended 2017 and 2018, respectively.

(h) The Audit Committee of the Board considered whether the provision of non-audit services rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant that were not pre-approved by the Audit Committee because the engagement did not relate directly to the operations and financial reporting of the Registrant is compatible with maintaining E&Y’s independence.

Item 5. Audit Committee of Listed Registrants.

The Board has established a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (“Exchange Act").  Its members are Michael J. Cosgrove (Chair), Martha C. Goss (Vice Chair), Deborah C. McLean, and Peter P. Trapp.

Item 6. Schedule of Investments.

(a) The complete schedule of investments for the Registrant is disclosed in the Registrant’s Annual Report, which is included as Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

As of October 31, 2018, the Board has delegated to Neuberger Berman Investment Advisers LLC (“NBIA”) the responsibility to vote proxies related to the securities held in the Registrant’s portfolio. Under this authority, NBIA is required by the Board to vote proxies related to portfolio securities in the best interests of the Registrant and its stockholders. The Board permits NBIA to contract with a third party to obtain proxy voting and related services, including research of current issues.

NBIA has implemented written Proxy Voting Policies and Procedures (“Proxy Voting Policy”) that are designed to reasonably ensure that NBIA votes proxies prudently and in the best interest of its advisory clients for whom NBIA has voting authority, including the Registrant. The Proxy Voting Policy also describes how NBIA addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

NBIA’s Governance and Proxy Committee (“Proxy Committee”) is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process and engaging and overseeing any independent third-party vendors as voting delegates to review, monitor and/or vote proxies. In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, NBIA utilizes Glass, Lewis & Co. (“Glass Lewis”) to vote proxies in accordance with NBIA’s voting guidelines or, in instances where a material conflict has been determined to exist, in accordance with the voting recommendations of Glass Lewis.

NBIA retains final authority and fiduciary responsibility for proxy voting. NBIA believes that this process is reasonably designed to address material conflicts of interest that may arise between NBIA and a client as to how proxies are voted.

In the event that an investment professional at NBIA believes that it is in the best interests of a client or clients to vote proxies in a manner inconsistent with NBIA’s proxy voting guidelines, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between NBIA and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional would not be appropriate, the Proxy Committee shall: (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) The following Portfolio Managers have day-to-day management responsibility of the Registrant’s portfolio as of the date of the filing of this Form N-CSR.

James L. Iselin is a Managing Director of NBIA. He is the Head of the Municipal Fixed Income Team. Mr. Iselin joined NBIA in 2006. Previously, Mr. Iselin was a portfolio manager for another investment adviser working in the Municipal Fixed Income group beginning in 1993.

S. Blake Miller is a Managing Director of NBIA. He is a Senior Portfolio Manager for the Municipal Fixed Income team. Mr. Miller joined NBIA in 2008. Prior to that time, he was the head of Municipal Fixed Income investing at another firm where he worked beginning in 1986.

(a)(2) The table below describes the other accounts for which the Registrant’s Portfolio Managers have day-to-day management responsibility as of October 31, 2018.

Type of Account	Number of Accounts Managed	Total Assets Managed ($ millions)	Number of Accounts Managed for which Advisory Fee is Performance-Based	Assets Managed for which Advisory Fee is Performance-Based ($ millions)

James L. Iselin
Registered Investment Companies	5	936	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts	2,032	2,666	-	-

S. Blake Miller
Registered Investment Companies	5	936	-	-
Other Pooled Investment Vehicles	-	-	-	-
Other Accounts	107	828	-	-

Conflicts of Interest (as of October 31, 2018)

Actual or apparent conflicts of interest may arise when a Portfolio Manager has day-to-day management responsibilities with respect to more than one fund or other account. The management of multiple funds and accounts (including proprietary accounts) may give rise to actual or potential conflicts of interest if the funds and accounts have different or similar objectives, benchmarks, time horizons, and fees, as the Portfolio Manager must allocate his time and investment ideas across multiple funds and accounts.  A Portfolio Manager may execute transactions for another fund or account that may adversely impact the value of securities held by the Registrant, and which may include transactions that are directly contrary to the positions taken by the Registrant.  For example, a Portfolio Manager may engage in short sales of securities for another account that are the same type of securities in which the Registrant also invests.  In such a case, a Portfolio Manager could be seen as harming the performance of the Registrant for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  Additionally, if a Portfolio Manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Registrant may not be able to take full advantage of that opportunity.  Further, NBIA may take an investment position or action for a fund or account that may be different from, inconsistent with, or have different rights than (e.g., voting rights, dividend or repayment priorities or other features that may conflict with one another), an action or position taken for one or more other funds or accounts, including the Fund, having similar or different objectives.  A conflict may also be created by investing in different parts of an issuer’s capital structure (e.g., equity or debt, or different positions in the debt structure).  Those positions and actions may adversely impact, or in some instances benefit, one or more affected accounts, including the Fund.  Potential conflicts may also arise because portfolio decisions and related actions regarding a position held for a fund or another account may not be in the best interests of a position held by another fund or account having similar or different objectives. If one account were to buy or sell portfolio securities shortly before another account bought or sold the same securities, it could affect the price paid or received by the second account.  Securities selected for funds or accounts other than the Registrant may outperform the securities selected for the Registrant.  Finally, a conflict of interest may arise if NBIA and a Portfolio Manager have a financial incentive to favor one account over another, such as a performance-based management fee that applies to one account but not the Registrant or other accounts for which the Registrant’s Portfolio Manager is responsible. In the ordinary course of operations certain businesses within the Neuberger Berman organization (the “Firm”) may seek access to material non-public information.  For instance, NBIA loan portfolio managers may utilize material non-public information in purchasing loans and from time to time, may be offered the opportunity on behalf of applicable clients to participate on a creditors committee, which participation may provide access to material non-public information.  The Firm maintains procedures that address the process by which material non-public information may be acquired intentionally by the Firm. When considering whether to acquire material non-public information, the Firm will take into account the interests of all clients and will endeavor to act fairly to all clients.  The intentional acquisition of material non-public information may give rise to a potential conflict of interest since the Firm may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that the Firm, including a Fund, may purchase or potentially limiting the ability of the Firm, including a Fund, to sell such securities.  Similarly, where the Firm declines access to (or otherwise does not receive) material non-public information regarding an issuer, the portfolio managers may base investment decisions for its clients, including a Fund, with respect to loan assets of such issuer solely on public information, thereby limiting the amount of information available to the portfolio managers in connection with such investment decisions.

NBIA and the Registrant have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

 (a)(3) Compensation (as of October 31, 2018)

Our compensation philosophy is one that focuses on rewarding performance and incentivizing our employees.  We are also focused on creating a compensation process that we believe is fair, transparent, and competitive with the market.

Compensation for Portfolio Managers consists of fixed (salary) and variable (bonus) compensation but is more heavily weighted on the variable portion of total compensation and is paid from a team compensation pool made available to the portfolio management team with which the Portfolio Manager is associated. The size of the team compensation pool is determined based on a formula that takes into consideration a number of factors including the pre-tax revenue that is generated by that particular portfolio management team, less certain adjustments. The bonus portion of the compensation is discretionary and is determined on the basis of a variety of criteria, including investment performance (including the aggregate multi-year track record), utilization of central resources (including research, sales and operations/support), business building to further the longer term sustainable success of the investment team, effective team/people management, and overall contribution to the success of Neuberger Berman. Certain Portfolio Managers may manage products other than mutual funds, such as high net worth separate accounts.  For the management of these accounts, a Portfolio Manager may generally receive a percentage of pre-tax revenue determined on a monthly basis less certain deductions.  The percentage of revenue a Portfolio Manager receives pursuant to this arrangement will vary based on certain revenue thresholds.

The terms of our long-term retention incentives are as follows:

Employee-Owned Equity.
Certain employees (primarily senior leadership and investment professionals) participate in Neuberger Berman’s equity ownership structure, which was designed to incentivize and retain key personnel. We also offer an equity acquisition program which allows employees a more direct opportunity to invest in Neuberger Berman. In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity.

For confidentiality and privacy reasons, we cannot disclose individual equity holdings or program participation.

Contingent Compensation.  Certain employees may participate in the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of our employees with the success of the firm and the interests of our clients, and to reward continued employment. Under the CCP, up to 20% of a participant’s annual total compensation in excess of $500,000 is contingent and subject to vesting. The contingent amounts are maintained in a notional account that is tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis. By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas. In the case of members of investment teams, including Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.

Restrictive Covenants.  Most investment professionals, including Portfolio Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

(a)(4) Ownership of Securities
Set forth below is the dollar range of equity securities beneficially owned by the Registrant’s Portfolio Managers in the Registrant as of October 31, 2018.

Portfolio Manager	Dollar Range of Equity Securities Owned in the Registrant
James L. Iselin	B
S. Blake Miller	A

A = None B = $1-$10,000 C = $10,001 - $50,000 D =$50,001-$100,000	E = $100,001-$500,000 F = $500,001-$1,000,000 G = Over $1,000,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No reportable purchases for the period covered by this report.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which stockholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.
(a)	The Fund did not engage in any securities lending activity during the fiscal year ended October 31, 2018.
(b)	The Fund did not did not engage in any securities lending activity and no services were provided by the securities lending agent to the Fund during the fiscal year ended October 31, 2018.
Item 13. Exhibits.

(a)(1)	A copy of the Code of Ethics is incorporated by reference to Neuberger Berman Municipal Fund Inc.’s Form N-CSR, Investment Company Act file number 811-21168 (filed January 7, 2019).
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Neuberger Berman California Municipal Fund Inc.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: January 7, 2019

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date:  January 7, 2019